As filed with the Securities and Exchange Commission on March 29, 2017

Securities Act File No. [                    ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK FUNDSSM

(Exact Name of Registrant as Specified in the Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Telephone Number: (800) 441-7762

(Area Code and Telephone Number)

John M. Perlowski

President and Chief Executive Officer

55 East 52nd Street, New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

John A. MacKinnon, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Benjamin Archibald, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: shares of beneficial interest, par value $0.001 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective April 28, 2017, pursuant to Rule 488 under the Securities Act of 1933.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of BlackRock Small Cap Growth Fund II, a series of BlackRock Series, Inc.

2.	Questions and Answers for Shareholders of BlackRock Small Cap Growth Fund II, a series of BlackRock Series, Inc.

3.	Notice of Special Meeting of Shareholders of BlackRock Small Cap Growth Fund II, a series of BlackRock Series, Inc.

4.

Combined Prospectus/Proxy Statement regarding the proposed reorganization of BlackRock Small Cap Growth Fund II, a series of BlackRock Series, Inc., into BlackRock Advantage Small Cap Growth Fund, a series of BlackRock FundsSM

5.

Statement of Additional Information regarding the proposed reorganization of BlackRock Small Cap Growth Fund II, a series of BlackRock Series, Inc., into BlackRock Advantage Small Cap Growth Fund, a series of BlackRock FundsSM

6.	Appendix—Form of Proxy Card

7.	Part C Information

8.	Exhibits

BLACKROCK SERIES, INC.

BlackRock Small Cap Growth Fund II

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

April 28, 2017

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of BlackRock Small Cap Growth Fund II (the “Target Fund”), a series of BlackRock Series, Inc. (the “Target Corporation”), which will be held on June 23, 2017 at 4:00 p.m., Eastern Time at the offices of BlackRock Advisors, LLC (“BlackRock”), 1 University Square Drive, Princeton, NJ 08540-6455. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on important proposals affecting the Target Fund.

At the Special Meeting, shareholders will be asked to consider and act upon the proposals set out as follows and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. Proposal 1 seeks your approval of a series of transactions, which will result in your becoming a shareholder of BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund”), a series of BlackRock FundsSM, another mutual fund advised by BlackRock, the same investment advisor to the Target Fund. The proposed transactions include an in-kind liquidation of BlackRock Master Small Cap Growth Portfolio (the “Master Target Fund”), a series of BlackRock Master LLC (the “Master Target LLC”), into the Target Fund (the “Liquidation”), followed by the reorganization (the “Funds Reorganization”) of the Target Fund with the Acquiring Fund (the Liquidation and the Funds Reorganization, together, the “Reorganization”). You are not a shareholder of the Master Target Fund. However, because the Target Fund invests all of its investable assets in the Master Target Fund, you are being asked to provide instructions on how the Target Fund should vote its limited liability company interests in the Master Target Fund with respect to the Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the Liquidation of the Master Target Fund, at a special meeting of interestholders (the “Interestholder Special Meeting”) of the Master Target Fund to be held at the same place, date and time as the Special Meeting.

The Reorganization is being proposed because combining the Target Fund’s and Acquiring Fund’s assets in the Reorganization will eliminate what are substantially duplicate products. The Board of Directors of the Target Corporation has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantially similar investment objective and substantially similar principal investment strategies, although there are certain differences;

(iii) The larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and statements of additional information, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iv) The larger net asset size of the Combined Fund may over time result in a lower effective management fee rate under the management agreement relating to the Combined Fund;

(v) Assuming the Reorganization had occurred on September 30, 2016, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, and (ii) net

annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through January 31, 2019; and

(vi) The Liquidation is expected to qualify as a distribution that does not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Proposal 1—“Reorganization”

To approve the Reorganization Agreement, which provides for the liquidation of the Master Target Fund and the reorganization of the Target Fund with the Acquiring Fund, and to instruct the Master Target Fund to approve the Reorganization Agreement.

The Liquidation. Pursuant to the Reorganization Agreement, the Master Target Fund would transfer substantially all of its assets to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated.

The Funds Reorganization. Following the Liquidation of the Master Target Fund, the Target Fund would transfer substantially all of its assets, including the assets it acquired from the Master Target Fund in the Liquidation, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Your Target Fund shares would then be exchanged for newly-issued shares of the Acquiring Fund and the Target Fund would be dissolved and terminated.

The Acquiring Fund shares that you receive in the Reorganization will have the same aggregate net asset value as the Target Fund shares that you currently hold. It is currently anticipated that both parts of the Reorganization (the Liquidation and Funds Reorganization) will be effected on a tax-free basis for U.S. federal income tax purposes.

Shareholders of the Target Fund as of the close of business on April 26, 2017 (the “Record Date”) are entitled to vote. As of the Record Date, the sole interestholder of the Master Target Fund was the Target Fund.

Proposal 2

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or the Interestholder Special Meeting or any adjournment or postponement thereof.

The Board of Directors of BlackRock Series, Inc. and the Board of Directors of BlackRock Master LLC believe that the Reorganization is in the best interests of the Target Fund and the Master Target Fund, respectively, and recommend that you vote “FOR” Proposal 1.

I encourage you to carefully review the enclosed materials, which explain these proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares.

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Target Fund shares, such as your voting instruction form(s) (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Target Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form(s) you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer

BlackRock Small Cap Growth Fund II

BlackRock Series, Inc.

100 Bellevue Parkway, Wilmington, Delaware 19809

(800) 441-7762

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the proposals to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are a shareholder of the Target Fund. As a shareholder of the Target Fund, you are being asked to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund, the Master Target Fund and the Acquiring Fund, as set out in the table below:

Target Fund		Master Target Fund		Acquiring Fund		Shareholders Entitled to Vote
BlackRock Small Cap Growth Fund II (the “Target Fund”)	a series of BlackRock Series, Inc. (the “Target Corporation”), a corporation organized under the laws of the State of Maryland	BlackRock Master Small Cap Growth Portfolio (the “Master Target Fund”)	a series of BlackRock Master LLC (the “Master Target LLC”), a limited liability company organized under the laws of the State of Delaware	BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund”)	a series of BlackRock FundsSM (the “Acquiring Trust”), a business trust organized under the laws of the Commonwealth of Massachusetts	Shareholders of the Target Fund as of the close of business on April 26, 2017 (the “Record Date”).

The proposed reorganization seeks your approval of a series of transactions, which will result in your becoming a shareholder of the Acquiring Fund, another mutual fund advised by BlackRock Advisors, LLC (“BlackRock”), the same investment adviser to the Target Fund. The proposed transactions include an in-kind liquidation of the Master Target Fund into the Target Fund (the “Liquidation”), followed by the reorganization (the “Funds Reorganization”) of the Target Fund with the Acquiring Fund (the Liquidation and the Funds Reorganization are together described herein as the “Reorganization”). The Reorganization is described herein and throughout the Combined Prospectus/Proxy Statement as Proposal 1.

The Target Fund and Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

You are not a shareholder of the Master Target Fund. However, because the Target Fund invests all of its investable assets in the Master Target Fund, as part of Proposal 1, you are being asked to provide instructions on how the Target Fund should vote its limited liability company interests in the Master Target Fund with respect to the Reorganization Agreement, which provides for the Liquidation of the Master Target Fund. Pursuant to the Liquidation, the Master Target Fund would transfer substantially all of its assets to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated. Following the Liquidation, the Target Fund would enter into the Funds Reorganization with the Acquiring Fund by transferring substantially all of its assets, including the assets it acquired from the Master Target Fund in the Liquidation, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Your Target Fund shares would then be exchanged for newly-issued shares of the Acquiring Fund and the Target Fund would be dissolved and terminated.

Each Fund pursues substantially similar investment objectives. Each Fund also employs substantially similar investment strategies to achieve its respective investment objectives, although there are certain differences. If the Reorganization is approved and completed, you will become a shareholder of the Acquiring Fund, the Target Fund will be dissolved and terminated as a series of the Target Corporation and the Master

Target Fund will be terminated as a series of the Master Target LLC. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization and for a more complete description of the Acquiring Fund.

THE REORGANIZATION (THE LIQUIDATION AND FUNDS REORGANIZATION)

Step 1:	The Master Target Fund transfers substantially all of its assets to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated.

Step 2:	The Target Fund transfers substantially all of its assets, including the assets it acquired from the Master Target Fund, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund.

Step 3:	Newly-issued shares of the Acquiring Fund received by the Target Fund are distributed by the Target Fund to its shareholders.

Step 4:	The Target Fund is dissolved and terminated.

Q:	How does the Board suggest that I vote?

A:	After careful consideration, the Board of Directors of the Target Corporation and the Board of Directors of the Master Target LLC (collectively, the “Board”), including all of the Directors who are not “interested persons” of the Target Corporation or the Master Target LLC, respectively (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Board Members”), have determined that the proposed Reorganization is in the best interests of the Target Fund and the Master Target Fund, respectively, and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “FOR” the proposed Reorganization. The Board has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantially similar investment objective and substantially similar principal investment strategies, although there are certain differences;

(iii) The larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and statements of additional information, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iv) The larger net asset size of the Combined Fund may over time result in a lower effective management fee rate under the management agreement relating to the Combined Fund;

(v) Assuming the Reorganization had occurred on September 30, 2016, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through January 31, 2019; and

(vi) The Liquidation is expected to qualify as a distribution that does not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Q:	In the Reorganization, what class of shares of the Combined Fund will I receive?

A:	The following table shows which share class of the Combined Fund shareholders of the Target Fund will receive:

Target Fund	Combined Fund
Investor A Investor C Institutional Class R	Investor A Investor C Institutional Class R

The Acquiring Fund also offers Service Shares. The Target Fund does not have Service Shares and no Service Shares will be issued in the Reorganization.

Q:	Will I own the same number of shares of the Combined Fund as I currently own of the Target Fund?

A:	No. You will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. To the extent a share class of the Acquiring Fund is not currently active, you will receive shares with the same aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. The aggregate net asset value immediately after the Reorganization of your Combined Fund shares will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Acquiring Fund once the Reorganization is completed?

A:	The Target Fund invests all of its investable assets in the Master Target Fund. Thus, all portfolio management for the Target Fund occurs at the Master Target Fund level. The Master Target Fund is advised by BlackRock. The Acquiring Fund is also advised by BlackRock and is expected to continue to be advised by BlackRock once the Reorganization is completed. BlackRock is an indirect wholly-owned subsidiary of BlackRock, Inc.

Q:	How will the Reorganization affect Fund fees and expenses?

A:	Assuming the Reorganization had occurred on September 30, 2016, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through January 31, 2019. Based on a pro-forma Broadridge peer expense group for the Combined Fund, the estimated total expense ratio, contractual investment management fee rate and actual investment management fee rate are each expected to be in the first quartile.

Q:	Are there any differences in front-end sales loads or contingent deferred sales charges?

A:

The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganization (Investor A, Investor C, Institutional

and Class R) to the holders of shares of the Target Fund will be identical to the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not have to pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Acquiring Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BlackRock and subsequently exchanged them for shares of the Target Fund.

Q:	What happens to my shares if the Reorganization is approved? Will I have to take any action if the Reorganization is approved?

A:	If the Reorganization is approved, your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate net asset value of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur, and the Board will consider other alternatives for the Target Fund and the Master Target Fund.

Q:	Will the Reorganization create a taxable event for me?

A:	The Liquidation step in the Reorganization is expected not to result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization step in the Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code. In general, if the Funds Reorganization qualifies as a tax-free “reorganization” under Section 368(a) of the Code, the Target Fund will not recognize any gain or loss as a result of the transfer of all assets and of certain stated liabilities in exchange for shares of the Acquiring Fund or as a result of the Target Fund’s termination, and you will not recognize any gain or loss upon your receipt of shares of the Acquiring Fund in connection with the Reorganization.

The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Master Target Fund and do not anticipate disposing of or requesting the disposition of any material portion of the holdings of the Master Target Fund in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Master Target Fund are anticipated to be incurred in connection with the Reorganization. If there are any sales of portfolio assets, the tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the price at which such assets were bought by the Master Target Fund. Any capital gains recognized in these sales on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

Q:	What if I redeem my shares before the Reorganization takes place?

A:	If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:	BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund, of which all is expected to be borne by BlackRock or its affiliates through Fund waivers. The estimated expenses of the Reorganization are $339,107. The foregoing estimated expense will be borne by BlackRock or its affiliates directly or through waivers, as applicable, regardless of whether the Reorganization is consummated.

Q:	How do I vote my shares?

A:	You may cast your vote by phone, internet or mail or in person at the special meeting of the Target Fund (“Special Meeting”). To vote by mail, please mark your vote on the enclosed proxy card or voting instruction form(s) and sign, date and return the card/form in the postage-paid envelope provided. To vote by telephone or over the Internet, please have the proxy card or voting instruction form(s) in hand and call the telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions.

If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the enclosed proxy card or voting instruction form(s) and returning it in the accompanying postage-paid return envelope.

Whichever voting method you choose, please take the time to read the full text of the enclosed Combined Prospectus/Proxy Statement before you vote.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the third quarter of 2017. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Fund at (800) 441-7762. You may also call Computershare Fund Services, our proxy solicitation firm, toll-free at [xxx-xxx-xxxx].

v

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card or voting instruction form(s), date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares (or your Target Fund’s interests) to be voted, your shares will be voted “FOR” Proposal 1. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

Important additional information about the proposals is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2017.

THE COMBINED PROSPECTUS/PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

[HTTPS://WWW.PROXY-DIRECT.COM/BLK-XXXXX]

BLACKROCK SERIES, INC.

BlackRock Small Cap Growth Fund II

100 Bellevue Parkway

Wilmington, Delaware, 19809

(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2017

To the Shareholders of BlackRock Small Cap Growth Fund II:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of BlackRock Small Cap Growth Fund II (the “Target Fund”), a series of BlackRock Series, Inc. (the “Target Corporation”), will be held on June 23, 2017, at 4:00 p.m., Eastern Time, at the offices of BlackRock Advisors, LLC (“BlackRock”), 1 University Square Drive, Princeton, NJ 08540-6455. A special meeting (the “Interestholder Special Meeting”) of the interestholders of BlackRock Master Small Cap Growth Portfolio (the “Master Target Fund”), a series of BlackRock Master LLC (the “Master Target LLC”), will be held at the same time, place and date as the Special Meeting. Simultaneously with delivery of this notice to you, this notice has also been delivered to the interestholders of the Master Target Fund and shall serve as notice to the interestholders of the Master Target Fund of the Interestholder Special Meeting.

At the Special Meeting, shareholders will be asked to consider and act upon the proposals set out as follows and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. Proposal 1 seeks your approval of a series of transactions, which will result in your becoming a shareholder of BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund”), a series of BlackRock FundsSM, another mutual fund advised by BlackRock, the same investment adviser to the Target Fund. The proposed transactions include an in-kind liquidation of the Master Target Fund into the Target Fund (the “Liquidation”), followed by the reorganization (the “Funds Reorganization”) of the Target Fund with the Acquiring Fund (the Liquidation and Funds Reorganization, together, the “Reorganization”). You are not a shareholder of the Master Target Fund. However, because the Target Fund invests all of its investable assets in the Master Target Fund, you are being asked to provide instructions on how the Target Fund should vote its limited liability company interests in the Master Target Fund with respect to the Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the Liquidation of the Master Target Fund, at the Interestholder Special Meeting.

The Reorganization is being proposed because combining the Target Fund’s and Acquiring Fund’s assets in the Reorganization will eliminate what are substantially duplicate products. The Board of Directors of the Target Fund has determined that shareholders of the Target Fund may benefit from the following:

(i) Shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets;

(ii) The Reorganization will allow shareholders of the Target Fund to invest in a fund with a substantially similar investment objective and substantially similar principal investment strategies, although there are certain differences;

(iii) The larger net asset size of the combined fund (the “Combined Fund”) is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and statements of additional information, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(iv) The larger net asset size of the Combined Fund may over time result in a lower effective management fee rate under the management agreement relating to the Combined Fund;

(v) Assuming the Reorganization had occurred on September 30, 2016, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through January 31, 2019; and

(vi) The Liquidation is expected to qualify as a distribution that does not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Proposal 1

To approve the Reorganization Agreement, which provides for the liquidation of the Master Target Fund and the reorganization of the Target Fund with the Acquiring Fund, and to instruct the Master Target Fund to approve the Reorganization Agreement.

The Liquidation. Pursuant to the Reorganization Agreement, the Master Target Fund would transfer substantially all of its assets to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated.

The Funds Reorganization. Following the Liquidation of the Master Target Fund, the Target Fund would transfer substantially all of its assets, including the assets it acquired from the Master Target Fund in the Liquidation, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Your Target Fund shares would then be exchanged for newly-issued shares of the Acquiring Fund and the Target Fund would be dissolved and terminated.

The Acquiring Fund shares that you receive in the Reorganization will have the same aggregate net asset value as the Target Fund shares that you currently hold. It is currently anticipated that both parts of the Reorganization (the Liquidation and the Funds Reorganization) will be effected on a tax-free basis for U.S. federal income tax purposes.

Shareholders of the Target Fund as of the close of business on April 26, 2017 (the “Record Date”) are entitled to vote at the Special Meeting. Interestholders of the Master Target Fund as of the close of business on the Record Date are entitled to vote at the Interestholder Special Meeting.

Proposal 2

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or the Interestholder Special Meeting or any adjournment or postponement thereof.

The Board of Directors of the Target Corporation has fixed the close of business on the Record Date for determination of shareholders of the Target Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. The Board of Directors of the Master Target LLC has fixed the close of business on the Record Date for determination of interestholders of the Master Target Fund entitled to notice of, and to vote at, the Interestholder Special Meeting and any adjournments or postponements thereof.

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Target Fund shares, such as your voting instruction form(s) (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Target Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare Fund Services, the firm assisting us in the solicitation of proxies, toll-free at [xxx-xxx-xxxx].

The officers or directors of the Target Corporation named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers and directors in the Special Meeting pursuant to any such communications system shall constitute presence in person at the Special Meeting.

THE BOARD OF DIRECTORS OF THE TARGET FUND RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM(S) AND SIGN, DATE AND RETURN THE CARD/FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF DIRECTORS OF THE TARGET FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR PROPOSAL 1.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR SIGNED AND DATED PROXY CARD, VOTING INSTRUCTION FORM(S) OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

By Order of the Board of Directors of the Target Corporation

and the Board of Directors of the Master Target LLC,

/s/ BENJAMIN ARCHIBALD

BENJAMIN ARCHIBALD

Secretary

New York, New York

April 28, 2017

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 23, 2017. The Notice of Special Meeting of Shareholders, the Combined Prospectus/Proxy Statement and the form of proxy cards are available on the Internet at [https://www.proxy-direct.com/blk-xxxxx]. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Combined Prospectus/ Proxy Statement, the form of proxy cards and any amendments.

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK FUNDSSM

BlackRock Advantage Small Cap Growth Fund

BLACKROCK SERIES, INC.

BlackRock Small Cap Growth Fund II

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7762

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of BlackRock Small Cap Growth Fund II (the “Target Fund”), a series of BlackRock Series, Inc. (the “Target Corporation”).

A special meeting of shareholders of the Target Fund (the “Special Meeting”) will be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455, on June 23, 2017 at 4:00 p.m., Eastern Time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. A special meeting (the “Interestholder Special Meeting”) of the interestholders of BlackRock Master Small Cap Growth Portfolio (the “Master Target Fund”), a series of BlackRock Master LLC (the “Master Target LLC”), will be held at the same time, place and date as the Special Meeting, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund at the close of business on April 26, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. Interestholders of record of the Master Target Fund as of the close of business on the Record Date are entitled to notice of, and to vote at, the Interestholder Special Meeting or any adjournments or postponements thereof. As of the Record Date, the sole interestholder of the Master Target Fund was the Target Fund. This Combined Prospectus/Proxy Statement, proxy card or voting instruction form(s) and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Target Fund on or about April     , 2017. The Board of Directors of the Target Corporation (the “Board” or the “Target Board”) requests that shareholders vote their shares (and instruct the Target Fund on how to vote its interests) by signing, dating and returning the enclosed proxy card or voting instruction form(s) or by following one of the other methods for voting specified on the proxy card or voting instruction form(s).

At the Special Meeting, shareholders will be asked to consider and act upon the proposals set out below and to transact such other business as permitted by applicable law and as may properly come before the Special Meeting. Proposal 1 seeks your approval of a series of transactions, which will result your becoming a shareholder of BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund”), a series of BlackRock FundsSM, another mutual fund advised by BlackRock Advisors, LLC, the same investment adviser to the Target Fund. The proposed transactions include an in-kind liquidation of the Master Target Fund, a series of the Master Target LLC, into the Target Fund (the “Liquidation”), followed by the reorganization (the “Funds Reorganization”) of the Target Fund with the Acquiring Fund (the Liquidation and the Funds Reorganization, together, the “Reorganization”). You are not a shareholder of the Master Target Fund. However, because the Target Fund invests all of its investable assets in the Master Target Fund, you are being asked to provide instructions on how the Target Fund should vote its limited liability company interests in the Master Target Fund with respect to the Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the Liquidation of the Master Target Fund, at the Interestholder Special Meeting.

Proposal 1—“Reorganization”

To approve the Reorganization Agreement, which provides for the liquidation of the Master Target Fund and the reorganization of the Target Fund with the Acquiring Fund, and to instruct the Master Target Fund to approve the Reorganization Agreement.

The Liquidation. Pursuant to the Reorganization Agreement, the Master Target Fund would transfer substantially all of its assets to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated.

The Funds Reorganization. Following the Liquidation of the Master Target Fund, the Target Fund would transfer substantially all of its assets, including the assets it acquired from the Master Target Fund in the Liquidation, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Your Target Fund shares would then be exchanged for newly-issued shares of the Acquiring Fund and the Target Fund would be dissolved and terminated.

Shareholders holding shares of the Target Fund as of the close of business on the Record Date are entitled to vote at the Special Meeting. Interestholders of the Master Target Fund as of the close of business on the Record Date are entitled to vote at the Interestholder Special Meeting.

Proposal 2

To transact such other business as permitted by applicable law and as may properly be presented at the Special Meeting or the Interestholder Special Meeting or any adjournment or postponement thereof.

The Target Board as well as the Board of Directors of the Master Target LLC have approved the Reorganization, pursuant to which the Target Fund, an open-end management investment company, would be acquired by the Acquiring Fund. The Acquiring Fund pursues an investment objective that is substantially similar to the investment objective of the Target Fund. The investment objective of the Acquiring Fund is to seek long-term capital growth. The investment objective of the Target Fund is to seek long-term capital growth. The Target Fund describes the investment objective as trying to choose investments that will increase in value and notes that current income from dividends and interest will not be an important consideration in selecting portfolio securities. The Acquiring Fund also has principal investment strategies that are substantially similar to those of the Target Fund, although there are certain differences. For more information on each Fund’s investment strategies see “Summary—Investment Objectives and Principal Investment Strategies.”

The Target Fund invests all of its investable assets in the Master Target Fund, which has the same objective and strategies as the Target Fund. This structure is called a “master/feeder” structure. Shareholders of the Target Fund are being asked as part of Proposal 1 to provide instructions as to how the Target Fund should vote its limited liability company interests in the Master Target Fund with respect to the Reorganization Agreement at the Interestholder Special Meeting.

If the Target Fund’s shareholders approve the Reorganization, the Master Target Fund will transfer substantially all of its assets to the Target Fund in exchange for the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund owned by the Target Fund, following which the Target Fund will transfer substantially all of its assets, including the assets it acquired from the Master Target Fund, to the Acquiring Fund. The Acquiring Fund will assume certain stated liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its

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shareholders. After distributing these shares, the Target Fund will be dissolved and terminated as a series of the Target Corporation and the Master Target Fund will be terminated as a series of the Master Target LLC. When the Reorganization is complete, shareholders of the Target Fund will receive shares of the Acquiring Fund as follows: Investor A Shares would be exchanged for Investor A Shares; Investor C Shares would be exchanged for Investor C Shares; Institutional Shares would be exchanged for Institutional Shares; and Class R Shares would be exchanged for Class R Shares. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the combined fund (the “Combined Fund”) than such shareholder’s percentage of ownership in the Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Acquiring Fund and the Target Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated April 28, 2017 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Prospectus relating to the Target Fund, dated September 28, 2016, as supplemented;

•	the Statement of Additional Information relating to the Target Fund, dated September 28, 2016, as supplemented (the “Target Fund SAI”);

•

the Annual Report to shareholders of the Target Fund for the fiscal year ended May 31, 2016 and the Semi-Annual Report to shareholders of the Target Fund for the six-month period ended November 30, 2016; and

•	the Statement of Additional Information relating to the Acquiring Fund, dated January 27, 2017, as supplemented (the “Acquiring Fund SAI”).

The following documents have each been filed with the SEC, and are incorporated by reference into (legally forms a part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the Prospectus relating to Investor A Shares, Investor C Shares and Institutional Shares of the Acquiring Fund, dated January 27, 2017, as supplemented;

•	the Prospectus relating to Class R Shares of the Acquiring Fund, dated January 27, 2017, as supplemented (collectively, the “Acquiring Fund Prospectuses”); and

•	the Annual Report to shareholders of the Acquiring Fund for the fiscal year ended September 30, 2016.

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Acquiring Fund Prospectuses will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7450 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Target Fund and the Acquiring Fund is 100 Bellevue Parkway, Wilmington, Delaware 19809 and the telephone number is (800) 441-7762.

iii

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. To the extent permitted by applicable law, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is April 28, 2017.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Target Fund, the Master Target Fund and the Acquiring Fund is a diversified, open-end management investment company registered with the Securities and Exchange Commission (“SEC”). Each of the Funds is a series/class of the management investment company specified below:

BlackRock Small Cap Growth Fund II (the “Target Fund”)	a series of BlackRock Series, Inc. (the “Target Corporation”), a corporation organized under the laws of the State of Maryland

Master Small Cap Growth Portfolio (the “Master Target Portfolio”)	a series of BlackRock Master LLC (the “Master Target LLC”), a limited liability company organized under the laws of the State of Delaware

BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund”)	a series of BlackRock FundsSM (the “Acquiring Trust”), a business trust organized under the laws of the Commonwealth of Massachusetts

The Target Fund and the Acquiring Fund are collectively referred to as the “Funds” and each, a “Fund.”

The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has an investment objective to seek long-term capital growth. In other words, the Target Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities in the Target Fund. The Acquiring Fund has an investment objective to seek long-term capital growth. The investment objective of the Target Fund is fundamental, which means that it may not be changed without approval of the Target Fund’s shareholders. The investment objective of the Master Target Fund is the same as the investment objective of the Target Fund. Following completion of the Reorganization, the Combined Fund will have a non-fundamental investment objective to seek long-term capital growth.

BlackRock Advisors, LLC (“BlackRock” or the “Advisor”) serves as the investment advisor of the Acquiring Fund and the Master Target Fund. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), and numerous intermediaries.

Target Fund and Acquiring Fund. The Target Fund and the Acquiring Fund use substantially similar principal investment strategies but there are certain differences. Both Funds invest at least 80% of their net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. In addition, both Funds invest at least 80% of their net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States. This is a non-fundamental policy of the Target Fund and the Acquiring Fund. This policy may not be changed in the Target Fund or the Acquiring Fund without 60 days’ prior notice to such Fund’s shareholders. Both Funds seek to buy primarily common stock, but also can invest in preferred stock, convertible securities and other equity securities and each Fund’s management team focuses on small capitalization companies that it believes have above average prospects for earnings growth. While both Funds generally define small-capitalization companies as those with market capitalizations, at the time of the Fund’s investment, comparable in size to the companies in the Russell 2000® Index (between approximately

$133 million and $3.86 billion as of May 27, 2016), the Target Fund also defines small capitalization companies as those with market capitalizations, at the time of the Fund’s investment, comparable in size to the companies at the time of entry in the S&P SmallCap 600® Index (between approximately $55 million and $4.87 billion as of June 30, 2016). This means the Target Fund may view certain companies as small capitalization companies that the Acquiring Fund does not consider small capitalization companies. Neither Fund will sell a company’s securities just because its market capitalization rises above the current definition of a small capitalization company. Both Funds have the option to define small-capitalization companies using a different index or classification system in the future. Both Funds may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). Additionally, both Funds may invest in derivatives to increase the return of the fund and hedge against adverse movements in currency exchange rates, interest rates and movements in the securities markets. For both Funds, these derivatives include options, warrants, futures, swaps and forward contracts, but for the Target Fund, these derivatives also include indexed securities and inverse securities. Finally, the Target Fund is a “feeder fund” that invests all of its investable assets in the Master Target Fund, which has the same investment objectives and strategies as the Target Fund. The Acquiring Fund is not currently part of a master-feeder arrangement.

The Board of Directors of the Target Corporation (the “Target Board”) and the Board of Directors of the Master Target LLC (the “Master Target Board”), including all of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940 Act (the “1940 Act”)) (the “Independent Board Members”), have each approved the Reorganization.

Subject to approval by the Target Fund shareholders and the Master Target Fund interestholders, the Reorganization provides for:

•

The transfer of substantially all of the assets of the Master Target Fund to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated;

•

The transfer of substantially all of the assets of the Target Fund, including the assets it acquired from the Master Target Fund in the Liquidation, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the amount of such assumed liabilities;

•	The distribution of such shares of the Acquiring Fund by the Target Fund to its shareholders; and

•	The dissolution and termination of the Target Fund as a series of the Target Corporation.

The table below shows which share class of the Combined Fund shareholders will receive if the Reorganization is approved and completed. The Acquiring Fund shares that shareholders of the Target Fund will receive in the Reorganization will have the same aggregate net asset value as the Target Fund shares that they owned immediately prior to the Reorganization.

Target Fund	Combined Fund
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Class R

The Acquiring Fund also offers Service Shares. The Target Fund does not have Service Shares and no Service Shares will be issued in the Reorganization.

Background and Reasons for the Proposed Reorganization

BlackRock believes that each Fund generally will benefit more from the possible operating efficiencies that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate each Fund separately. BlackRock believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the BlackRock-advised complex for a Reorganization with the Target Fund. As a result of the substantially similar investment objectives and substantially similar investment strategies of the Funds, there is overlap in the securities currently owned by the Funds. The portfolio managers of each Fund have reviewed the portfolio holdings of the other Fund (or the Master Target Fund, as applicable) and do not anticipate disposing of any material portion of the holdings in preparation for, or as a result of, the Reorganization. Consequently, no material transaction costs in restructuring the portfolio holdings of the Combined Fund are anticipated to be incurred in connection with the Reorganization.

In approving the Reorganization, the Target Board and the Master Target Board, including all of the Independent Board Members, determined that participation in the Reorganization is in the best interests of the Target Fund and the Master Target Fund and that the interests of the Target Fund’s shareholders and Master Target Fund’s interestholders will not be diluted as a result of the Reorganization. The Target Board and the Master Target Board considered the Reorganization proposal at a meeting held on March 23, 2017, and each Board, including all of its Independent Board Members, approved the Reorganization. The Board of Trustees of the Acquiring Trust (the “Acquiring Board,” and together with the Target Board and the Master Target Board, collectively, the “Boards”), including all of its Independent Board Members, determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	That the shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets.

•

That the investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Board also considered the fact that the principal investment strategies of the Target Fund and the Acquiring Fund are substantially similar, although there are certain differences. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

That assuming the Reorganization had occurred on September 30, 2016, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through January 31, 2019.

•

That, based on a pro-forma Broadridge peer expense group for the Combined Fund, the estimated total expense ratio, contractual investment management fee rate and actual investment management fee rate are each expected to be in the first quartile.

•

That the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•	That the contractual and effective management fee rates for the Combined Fund are expected to be lower than the contractual and effective management fee rate for the Target Fund.

•

That the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund are expected to manage the Combined Fund following the closing of the Reorganization.

•	The relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

That the Target Fund shareholders will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated above in “Information about the Reorganization—General.”

•

That there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Liquidation of the Master Target Fund into the Target Fund is not expected to result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization thereafter of the Target Fund with the Acquiring Fund is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

That the aggregate NAV of the shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate NAV of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•

That BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund, of which all is expected to be borne by BlackRock or its affiliates through Fund waivers. The estimated expenses of the Reorganization are $339,107. The foregoing estimated expense will be borne by BlackRock or its affiliates directly or through waivers, as applicable, regardless of whether the Reorganization is consummated.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives for the Target Fund and Master Target Fund.

The Target Board and the Master Target Board, including all of the Independent Board Members, recommend that you vote “FOR” Proposal 1.

Investment Objectives and Principal Investment Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has an investment objective to seek long-term capital growth. In other words, the Target Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities for the Target Fund. The Acquiring Fund has an investment objective to seek long-term capital growth. The investment objective of the Target Fund is fundamental, which means that it may not be changed without approval of the Target Fund’s shareholders. The investment objective of the Master Target Fund is the same as the investment objective of the Target Fund. Following completion of the Reorganization, the Combined Fund will have a non-fundamental investment objective to seek long-term capital growth.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ substantially similar principal investment strategies in achieving their respective objectives, although there are certain differences. The principal investment strategies of the Master Target Fund are the same as the principal investment strategies of the Target Fund. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

The Target Fund and the Acquiring Fund employ substantially similar principal strategies in achieving their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•    The Fund will, under normal circumstances invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to the Fund’s shareholders.

•    Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States. This is a non-fundamental policy of the Fund and may not be changed without 60 days’ notice to the Fund’s shareholders.

•    Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock, such as derivatives. The Fund seeks to buy primarily common stock but also can invest in preferred stock, convertible securities and other equity securities. The Fund management team focuses on small capitalization companies that Fund management believes have above average prospects for earnings growth.

•    Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock, such as derivatives. The Fund seeks to buy primarily common stock but also can invest in preferred stock, convertible securities and other equity securities. The Fund management team focuses on small capitalization companies that Fund management believes have above average prospects for earnings growth.

•    Although a universal definition of small-capitalization companies does not exist, the Fund generally defines these companies as those with market capitalizations, at the time of the Fund’s investment, comparable in size to the companies in the Russell 2000® Index (between approximately $133 million and $3.86 billion as of May 27, 2016) or to the companies at the time of entry in the S&P SmallCap 600® Index (between approximately $55 million and $4.87 billion as of June 30, 2016). The market capitalizations of companies in each index change with market conditions and the composition of the index. The Fund will not sell a company’s securities solely because that company’s market capitalization rises above the Fund’s definition of small cap company. A company’s market capitalization may go up or down due to market fluctuations. In the future, the Fund may define small-capitalization companies using a different index or classification system.

•    Although a universal definition of small-capitalization companies does not exist, the Fund generally defines these companies as those with market capitalizations, at the time of the Fund’s investment, comparable in size to the companies in the Russell 2000® Index (between approximately $133 million and $3.86 billion as of May 27, 2016). The market capitalizations of companies in each index change with market conditions and the composition of the index. The Fund will not sell a company’s securities solely because that company’s market capitalization rises above the Fund’s definition of small cap company. A company’s market capitalization may go up or down due to market fluctuations. In the future, the Fund may define small-capitalization companies using a different index or classification system.

Target Fund	Acquiring Fund
• From time to time the Fund may invest in shares of companies through “new issues” or IPOs.	• From time to time the Fund may invest in shares of companies through “new issues” or IPOs.

•    The Fund may use derivatives, including options, warrants, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 2000® Index. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

•    The Fund may use derivatives, including options, warrants, futures, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 2000® Index. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

Comparison. The Target Fund and the Acquiring Fund use substantially similar principal investment strategies but there are certain differences. Both Funds invest at least 80% of their net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. In addition, both Funds invest at least 80% of their net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States. This is a non-fundamental policy of the Target Fund and the Acquiring Fund. This policy may not be changed in the Target Fund or the Acquiring Fund without 60 days’ prior notice to such Fund’s shareholders. Both Funds seek to buy primarily common stock but also can invest in preferred stock, convertible securities and other equity securities and each Fund’s management team focuses on small capitalization companies that it believes have above average prospects for earnings growth.

While both Funds generally define small-capitalization companies as those with market capitalizations, at the time of the Fund’s investment, comparable in size to the companies in the Russell 2000® Index (between approximately $133 million and $3.86 billion as of May 27, 2016), the Target Fund also defines small capitalization companies as those with market capitalizations, at the time of the Fund’s investment, comparable in size to the companies at the time of entry in the S&P SmallCap 600® Index (between approximately $55 million and $4.87 billion as of June 30, 2016). This means the Target Fund may view certain companies as small capitalization companies that the Acquiring Fund does not consider small capitalization companies. Neither Fund will sell a company’s securities just because its market capitalization rises above the current definition of a small capitalization company. Both Funds have the option to define small-capitalization companies using a different index or classification system in the future.

Both Funds may invest in shares of companies through “new issues” or IPOs. Additionally, both Funds may invest in derivatives to increase the return of the fund and hedge against adverse movements in currency exchange rates, interest rates and movements in the securities markets. For both Funds, these derivatives include options, warrants, futures, swaps and forward contracts, but for the Target Fund, these derivatives also include indexed securities and inverse securities.

Finally, the Target Fund is a “feeder fund” that invests all of its investable assets in the Master Target Fund, which has the same investment objectives and strategies as the Target Fund. The Acquiring Fund is not currently part of a master-feeder arrangement.

Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the substantially similar investment objectives and because of the substantially similar investment strategies there is overlap in the portfolio securities currently owned by the Funds. Thus, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Fund.

Fees and Expenses

The following table shows which share class of the Combined Fund shareholders will receive if the Reorganization is approved and completed. The Acquiring Fund shares that shareholders of the Target Fund will receive in the Reorganization will have the same aggregate net asset value as the Target Fund shares that they owned immediately prior to the Reorganization.

Target Fund	Combined Fund
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Class R

The Acquiring Fund also offers Service Shares. The Target Fund does not have Service Shares and no Service Shares will be issued in the Reorganization.

Fee Tables as of September 30, 2016 (unaudited)

The fee tables below provide information about the fees and expenses attributable to the Target Fund and the Acquiring Fund, assuming the Reorganization had taken place on September 30, 2016, and the estimated pro forma fees and expenses attributable to the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended September 30, 2016 for the Target Fund, the Acquiring Fund and the Combined Fund, with restatements to reflect certain changes to the management fees and contractual expense caps, if applicable, after such period. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2016, see “Other Information—Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section of the Acquiring Fund Prospectuses, which accompany this Combined Prospectus/Information Statement and are incorporated herein by reference, and in the “Purchase of Shares” section of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of BlackRock Small Cap Growth Fund II (Target Fund), BlackRock Advantage Small Cap Growth Fund (Acquiring Fund) and the Pro Forma Combined Fund (as of September 30, 2016) (unaudited)

	Target Fund Investor A Shares	Acquiring Fund Investor A Shares	Pro-Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None [1]	None [1]	None [1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%[8,10]	0.45%[3,4,13]	0.45%[14]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.71%	0.34%	0.36%[11]
Administration Fees	0.20%[9]	0.06%	0.06%
Miscellaneous Other Expenses	0.51%	0.28%	0.30%
Total Annual Fund Operating Expenses	1.66%	1.04%[4]	1.06%
Fee Waivers and/or Expense Reimbursements	(0.73)%[5,8,9,10]	(0.29)%[6]	(0.31)%[7]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.93%[5,8,9,10]	0.75%[6]	0.75%[7]

	Target Fund Investor C Shares	Acquiring Fund Investor C Shares	Pro-Forma Combined Fund Investor C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00%[2]	1.00%[2]	1.00%[2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%[8,10]	0.45%[3,4,13]	0.45%[14]
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.83%	0.40%	0.49%[11]
Administration Fees	0.20%[9]	0.06%	0.06%
Miscellaneous Other Expenses	0.63%	0.34%	0.43%
Total Annual Fund Operating Expenses	2.53%	1.85%[4]	1.94%
Fee Waivers and/or Expense Reimbursements	(0.85)%[5,8,9,10]	(0.35)%[6]	(0.44)%[7]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.68%[5,8,9,10]	1.50%[6]	1.50%[7]

	Target Fund Institutional Shares	Acquiring Fund Institutional Shares	Pro-Forma Combined Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%[8,10]	0.45%[3,13]	0.45%[14]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.73%	0.31%	0.32%[11]
Administration Fees	0.20%[9]	0.06%	0.06%
Miscellaneous Other Expenses	0.53%	0.25%	0.26%
Total Annual Fund Operating Expenses	1.43%	0.76%[4]	0.77%
Fee Waivers and/or Expense Reimbursements	(0.75)%[5,8,9,10]	(0.26)%[6]	(0.27)%[7]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.68%[5,8,9,10]	0.50%[6]	0.50%[7]

	Target Fund Class R Shares	Acquiring Fund Class R Shares[12]	Pro-Forma Combined Fund Class R Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%[8,10]	—%	0.45%[14]
Distribution and/or Service (12b-1) Fees	0.50%	—%	0.50%
Other Expenses	0.70%	—%	0.42%[11]
Administration Fees	0.20%[9]	—%	0.06%
Miscellaneous Other Expenses	0.50%	—%	0.36%
Total Annual Fund Operating Expenses	1.90%	—%	1.37%
Fee Waivers and/or Expense Reimbursements	(0.72)%[5,8,9,10]	—%	(0.37)%[7]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.18%[5,8,9,10]	—%	1.00%[7]

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

(2)	There is no CDSC on Investor C Shares after one year.

(3)	The Management Fee has been restated to reflect current fees.

(4)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Acquiring Fund’s most recent annual report, which does not include the restatement of the Management Fee to reflect current fees.

(5)

BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Target Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Target Fund expenses) as a percentage of average daily net assets to 0.93% (for Investor A Shares), 1.68% (for Investor C Shares), 0.68% (for Institutional Shares) and 1.18% (for Class R Shares) through September 30, 2018. The Target Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

(6)

BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waivers and and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of daily net assets to 0.75% (for Investor A Shares), 1.50% (for Investor C Shares), 0.50% (for Institutional Shares) and 1.00% (for Class R Shares) through January 31, 2019. The Acquiring Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the following two years. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(7)	The Acquiring Fund’s fee waiver and/or expense limitation agreement described in footnote 6 will remain in place with the Combined Fund following the closing of the Reorganization.

(8)

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Master Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master Target LLC or by a vote of a majority of the outstanding voting securities of the Master Target Fund.

(9)

BlackRock, as the administrator, has contractually agreed to waive 0.14% of the administration fee payable by the Target Fund through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

(10)

The fees and expenses shown in the Target Fund column of the table and the example that follows include both the expenses of the Target Fund and the Target Fund’s share of the allocated expenses of Master Target Fund of the Master Target LLC. Management fees are paid by the Master Target Fund. BlackRock has contractually agreed to waive 0.26% of the management fee payable by the Master Target Fund through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master Target LLC or by a vote of a majority of the outstanding voting securities of the Master Target Fund.

(11)	Other Expenses are based on estimated amounts for the current fiscal year.

(12)	The Class R Shares of the Acquiring Fund are currently inactive.

(13)

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

(14)	The Acquiring Fund’s management fee waiver described in footnote 13 will remain in place with the Combined Fund following the closing of the Reorganization.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated (for the periods ended September 30, 2016 for the Target Fund, the Acquiring Fund and the Combined Fund) and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor A Shares	$615	$953	$1,315	$2,329
Acquiring Fund Investor A Shares	$598	$811	$1,042	$1,704
Pro Forma Combined Fund Investor A Shares	$598	$815	$1,051	$1,725

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor C Shares	$271	$707	$1,269	$2,802
Acquiring Fund Investor C Shares	$253	$548	$968	$2,141
Pro Forma Combined Fund Investor C Shares	$253	$567	$1,006	$2,229
Target Fund Institutional Shares	$69	$379	$710	$1,648
Acquiring Fund Institutional Shares	$51	$217	$397	$918
Pro Forma Combined Fund Institutional Shares	$51	$219	$401	$929
Target Fund Class R Shares	$120	$527	$960	$2,164
Pro Forma Combined Fund Class R Shares	$102	$397	$715	$1,614

Expenses if you did not redeem your shares:

Target Fund Investor C Shares	$171	$707	$1,269	$2,802
Acquiring Fund Investor C Shares	$153	$548	$968	$2,141
Pro Forma Combined Fund Investor C Shares	$153	$567	$1,006	$2,229

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Target Fund	5/31/16	115%
Acquiring Fund	9/30/16	103%

U.S. Federal Income Tax Consequences

The in-kind Liquidation of the Master Target Fund into the Target Fund is expected to qualify as a distribution of the Master Target Fund’s assets that does not result in the recognition of any income, gain or loss for U.S. federal income tax purposes, and the Reorganization of the Target Fund with the Acquiring Fund is expected to qualify as a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986. In general, if the Liquidation and the Funds Reorganization so qualify, the Target Fund, the Master Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, and the Target Corporation, on behalf of the Target Fund, will receive an opinion from Sidley Austin LLP to the effect that the distribution of the assets of the Master Target Fund in the Liquidation will not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and that the Funds Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Target Fund are sold, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Funds Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund. Generally, these are taxable transactions. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

Because of their substantially similar investment objectives and substantially similar investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The principal risks of the Master Target Fund are the same as the principal risks of the Target Fund. The principal risks of each Fund are set out in the table below.

Risk	Target Fund	Acquiring Fund

Convertible Securities Risk	Principal Risk	Principal Risk

Derivatives Risk	Principal Risk	Principal Risk

Equity Securities Risk	Principal Risk	Principal Risk

High Portfolio Turnover Risk	Principal Risk	Principal Risk

Investment Style Risk	Principal Risk	Principal Risk

Leverage Risk	Principal Risk	Principal Risk

Market Risk and Selection Risk	Principal Risk	Principal Risk

“New Issues” Risk	Principal Risk	Principal Risk

Preferred Securities Risk	Principal Risk	Principal Risk

Small Cap and Emerging Growth Securities Risk	Principal Risk	Principal Risk

Warrants Risk	Non-Principal Risk	Principal Risk

The Target Fund invests all of its investable assets in the Master Target Fund, a mutual fund that has the same investment objectives and strategies as the Target Fund. All of its investments are made at the Master Target Fund level. This structure is sometimes called a “master/feeder” structure. The Target Fund’s investment results correspond directly to the investment results of the Master Target Fund in which it invests. For simplicity, this Combined Prospectus/Proxy Statement uses the term “Target Fund” to include the Master Target Fund where appropriate.

Target Fund and Acquiring Fund

The principal risks of the Target Fund and the Acquiring Fund are similar, except that warrants risk is a principal risk of the Acquiring Fund, but is a non-principal risk of the Target Fund.

Combined Fund

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, the Target Fund shareholders could lose money. Shares of the Combined Fund are not bank deposits and are not guaranteed or insured by any bank or government entity, or by the Federal Deposit Insurance Corporation. As with any fund, the value of the Combined Fund’s investments, and, therefore, the value of the Combined Fund’s shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

The following discussion describes the principal risks that may affect the Acquiring Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Acquiring Fund Prospectuses, which accompany this Combined Prospectus/Proxy Statement and are incorporated herein by reference.

The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

Convertible Securities Risk—The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Derivatives Risk—The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk—Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk—Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk—The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk—Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk—Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Leverage Risk—Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk—Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk—Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives will become subject to margin requirements and swap dealers will be required to collect margin from the Fund with respect to such derivatives. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

High Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Investment Style Risk—Under certain market conditions, growth investments have performed better during the later stages of economic expansion. Therefore, this investment style may over time go in and out of favor. At times when the investment style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Leverage Risk—Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

“New Issues” Risk—“New issues” are initial public offerings (“IPOs”) of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

Preferred Securities Risk—Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Small Cap and Emerging Growth Securities Risk—Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Warrants Risk—If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Fundamental Investment Restrictions

Target Fund and Acquiring Fund

The Funds have some similar and some differing fundamental investment restrictions. A complete list of each Fund’s fundamental investment restrictions is located in Appendix I. The Master Target LLC, on behalf of the Master Target Fund, has adopted investment restrictions substantially identical to those of the Target Fund. Generally, each of the Funds has fundamental investment restrictions limiting each Fund’s ability to: (i) issue senior securities (with certain exceptions); (ii) borrow money (with certain exceptions); (iii) act as an underwriter of securities (with certain exceptions); (iv) make investments for the purpose of exercising control (with certain exceptions); (v) make loans (with certain exceptions); (vi) purchase or sell real estate (with certain exceptions); and (vii) purchase or sell commodities or commodities contracts.

Although the fundamental investment restrictions have some similarities, there are several differences. A discussion of the relevant differences follows.

The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Target Fund has an investment objective to seek long-term capital growth. In other words, the Target Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. The Acquiring Fund has an investment objective to seek long-term capital growth. The investment objective of the Target Fund is fundamental, which means that it may not be changed without approval of the Target Fund’s shareholders, while the Acquiring Fund’s investment objective may be changed upon 60 days’ notice to shareholders.

Each Fund has adopted a fundamental investment restriction on borrowing money and issuing senior securities, though each Fund’s exceptions differ. The Target Fund may not issue senior securities to the extent such issuance would violate applicable law, which restriction also applies to the Acquiring Fund. The Target Fund also may not borrow money, except that the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to one-third of its total assets (including the amount borrowed). The Acquiring Fund may not borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of its total assets at the time of such borrowing. The Target Fund may borrow up to an additional 5% of its total assets for temporary purposes, may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. The Acquiring Fund may mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. The Target Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information (“SAI”), as they be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Acquiring Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Acquiring Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

Each Fund has a fundamental investment restriction on purchasing securities of companies for the purpose of exercising control, though each Fund’s exceptions differ. The Target Fund may not make investments for the purposes of exerting control or management; however investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management. The Acquiring Fund does not specify any exceptions.

Each Fund has a fundamental investment restriction on underwriting securities, though each Fund’s exceptions differ. The Target Fund may underwrite securities insofar as the Fund technically may be deemed an underwriter under the Securities Act, in selling portfolio securities. The Acquiring Fund may act as an underwriter of securities within the meaning of the Securities Act to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

Each Fund has a fundamental investment restriction on the purchase and sale of commodities, though each Fund’s exceptions differ. The Target Fund may purchase or sell commodities or contracts on commodities to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI and without registering as a commodity pool operator under the Commodity Exchange Act. The Acquiring Fund may not purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into future contracts and related options. The Acquiring Fund may also, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in purchasing and selling commodities, may engage in currency transactions and may enter into futures contracts and related options.

Each Fund has a fundamental investment restriction on making loans, though each Fund’s exceptions differ. The Target Fund does not deem the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments to be the making of a loan, and the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and SAI. The Acquiring Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

Each Fund has a fundamental investment restriction on purchasing or selling real estate, though each Fund’s exceptions differ. The Target Fund may, to the extent permitted by applicable law, invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein. The Acquiring Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

The Acquiring Fund has a fundamental investment restriction on acquiring any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act. The Target Fund does not have a similar fundamental investment restriction.

The Target Fund, under its fundamental investment restrictions, may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. The Acquiring Fund, under its fundamental investment restrictions, may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Acquiring Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations. This is the standard for being a diversified company under the 1940 Act.

The Acquiring Fund has a fundamental investment restriction on purchasing any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Target Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

The Acquiring Fund, under its fundamental investment restrictions may not (i) write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts; or (ii) purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Acquiring Fund’s transactions in futures contracts and related options or the Fund’s sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Target Fund does not have similar fundamental investment restrictions.

The Target Fund has also adopted certain non-fundamental investment restrictions, as listed under Appendix I, which may be changed by the Board of Directors of the Target Corporation (the “Target Corporation Board”) without shareholder approval. Following completion of the Reorganization, the Combined Fund will have the same fundamental investment restrictions as the Acquiring Fund.

Performance Information

The following bar charts and tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. The tables compare the Funds’ performance to that of the Russell 2000® Growth Index. To the extent that dividends and distributions have been paid by the Funds, the performance information for the Funds in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

BlackRock Small Cap Growth Fund II

(Target Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 26.51% (quarter ended June 30, 2009) and the lowest return for a quarter was -29.25% (quarter ended December 31, 2008).

As of 12/31/16 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock Small Cap Growth Fund II—Investor A Shares
Return Before Taxes	7.11%	10.69%	6.12%
Return After Taxes on Distributions	7.06%	7.32%	4.09%
Return After Taxes on Distributions and Sale of Shares	4.07%	7.64%	4.40%
BlackRock Small Cap Growth Fund II—Investor C Shares Return Before Taxes	11.08%	10.95%	5.71%
BlackRock Small Cap Growth Fund II—Institutional Shares Return Before Taxes	13.29%	12.23%	6.99%
BlackRock Small Cap Growth Fund II—Class R Shares Return Before Taxes	12.85%	11.63%	6.34%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	7.76%

Investor A Shares

ANNUAL TOTAL RETURNS1

BlackRock Advantage Small Cap Growth Fund

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 26.00% (quarter ended June 30, 2009) and the lowest return for a quarter was –28.84% (quarter ended December 31, 2008).

As of 12/31/16 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
BlackRock Advantage Small Cap Growth Fund—Investor A Shares
Return Before Taxes	7.12%	10.95%	6.63%
Return After Taxes on Distributions	7.12%	5.79%	4.08%
Return After Taxes on Distributions and Sale of Shares	4.03%	7.25%	4.64%
BlackRock Advantage Small Cap Growth Fund—Investor C Shares Return Before Taxes	11.16%	11.27%	6.30%
BlackRock Advantage Small Cap Growth Fund—Institutional Shares Return Before Taxes	13.45%	12.50%	7.59%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	7.76%

[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal year ended September 30, 2009 in settlement of litigation.

Service Shares

ANNUAL TOTAL RETURNS1

BlackRock Advantage Small Cap Growth Fund

(Acquiring Fund)

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 26.06% (quarter ended June 30, 2009) and the lowest return for a quarter was -28.81% (quarter ended December 31, 2008).

As of 12/31/16 Average Annual Total Returns	1 Year	5 Years	10 Years[1]
BlackRock Advantage Small Cap Growth Fund—Service Shares
Return Before Taxes	13.11%	12.17%	7.29%
Return After Taxes on Distributions	13.11%	7.20%	4.84%
Return After Taxes on Distributions and Sale of Shares	7.42%	8.30%	5.22%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	7.76%

[1]	A portion of the Fund’s total return was attributable to proceeds received in the fiscal year ended September 30, 2009 in settlement of litigation.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares and Service Shares only, and the after-tax returns for Investor C, Institutional and Class R Shares will vary.

Additional Information

The accounting survivor of the Funds Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

The Russell 2000® Growth Index is an unmanaged index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Management of the Funds

BlackRock, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, manages each of the Acquiring Fund’s and the Master Target Fund’s investments and its business operations subject to the oversight of the Board of Trustees of the Acquiring Trust (the “Acquiring Board”) and the Board of Directors of the Master Target LLC (the “Master Target Board”), respectively. The same trustees/directors that comprise the Acquiring Board and the Master Target Board also comprise the Target Corporation Board. While BlackRock is ultimately responsible for the management of the Acquiring Fund and the Master Target Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is a wholly owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $5.148 trillion in investment company and other portfolio assets under management as of December 31, 2016.

Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson are the portfolio managers of the Target Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson are also the portfolio managers of the Combined Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.

Portfolio Manager of the Combined Fund	Primary Role	Since	Title and Recent Biography
Raffaele Savi	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2009; Managing Director at Barclays Global Investors (“BGI”) from 2007 to 2009; Principal at BGI from 2006 to 2007.

Travis Cooke, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2013	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2002 to 2009.

Richard Mathieson	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at BGI from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at BGI from 2005 to 2007; Associate of BGI from 2001 to 2005.

The Acquiring Fund SAI provides additional information about the compensation of the portfolio managers, other accounts managed by such managers and such managers’ ownership of securities in the Acquiring Fund and other funds managed by BlackRock.

Investment Advisory and Management Agreements

The Target Fund invests all of its investable assets in the Master Target Fund. Accordingly, the Target Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the Master Target Fund level. The Master Target LLC, on behalf of the Master Target Fund, has entered into a management agreement with BlackRock (the “Master Target Fund Management Agreement”). Pursuant to the Master Target Fund Management Agreement, BlackRock is responsible for the day-to-day management of the Master Target Fund’s portfolio and is entitled to fees computed daily and payable monthly at the following annual rates that decrease as the total assets of the Fund increase above the following levels:

Average daily net assets of the Master Target Fund	Management Fee Rate
First $1 billion	0.70%
$1 billion to $3 billion	0.66%
$3 billion to $5 billion	0.63%
$5 billion to $10 billion	0.61%
Greater than $10 billion	0.60%

For the fiscal year ended May 31, 2016, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.54% of the Master Target Fund’s average daily net assets. Effective December 1, 2016, contractual expense caps were added. If these contractual expense caps had been in place as of May 31, 2016, the fee, net of any applicable waivers, would have been 0.44%.

BlackRock has contractually agreed to waive 0.26% of the management fee payable by the Master Target Fund through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master Target LLC or by a vote of a majority of the outstanding voting securities of the Master Target Fund.

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Master Target Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master Target LLC or by a vote of a majority of the outstanding voting securities of the Master Target Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of management fees the Master Target Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

Acquiring Fund. The Acquiring Trust, on behalf of the Acquiring Fund, has entered into a management agreement with BlackRock (the “Acquiring Fund Management Agreement”), pursuant to which BlackRock receives for its services to the Acquiring Fund a management fee.

Effective December 1, 2016, the Acquiring Fund pays BlackRock a management fee, computed daily and payable monthly, which is based on the Fund’s average daily net assets and calculated as follows:

Aggregate average daily net assets of the Acquiring Fund	Management Fee Rate
First $1 billion	0.45%
$1 billion to $3 billion	0.42%
$3 billion to $5 billion	0.41%
$5 billion to $10 billion	0.39%
Greater than $10 billion	0.38%

Prior to December 1, 2016, the Acquiring Fund paid BlackRock a management fee, computed daily and payable monthly, which was based on the Fund’s average daily net assets and calculated as follows:

Aggregate average daily net assets of the Acquiring Fund	Management Fee Rate
First $1 billion	0.550%
$1 billion to $2 billion	0.500%
$2 billion to $3 billion	0.475%
Greater than $3 billion	0.450%

For the fiscal year ended September 30, 2016, BlackRock received a fee, net of any applicable waivers, at the annual rate of 0.55% of the Acquiring Fund’s average daily net assets. Effective December 1, 2016, there was a reduction in the management fee rate and contractual expense caps were added. If the reduced management fee rate and the contractual expense caps had been in place as of September 30, 2016, the fee, net of any applicable waivers, would have been 0.38%.

BlackRock has contractually agreed to waive the management fee with respect to any portion of the Acquiring Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

BlackRock has voluntarily agreed to waive its management fees by the amount of management fees the Acquiring Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

BlackRock has contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each share class of each Fund at the levels shown below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses” in this Combined Prospectus/Proxy Statement.) To achieve these caps, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to each of the Funds, BlackRock has currently agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Fund	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Target Fund
Investor A	0.93%
Investor C	1.68%
Institutional	0.68%
Class R	1.18%

[1]

The contractual caps are in effect through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]	As a percentage of average daily net assets.

Acquiring Fund
Investor A	0.75%
Investor C	1.50%
Institutional	0.50%
Class R	1.00%
Service[3]	0.75%

[1]

The contractual caps are in effect through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Acquiring Fund.

[2]	As a percentage of average daily net assets.

[3]	The Acquiring Fund also offers Service Shares. The Target Fund does not have Service Shares and no Service Shares will be issued in the Reorganization.

Combined Fund
Investor A	0.75%
Investor C	1.50%
Institutional	0.50%
Class R	1.00%
Service[3]	0.75%

[1]

The contractual caps are in effect through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.

[2]	As a percentage of average daily net assets.

[3]	The Acquiring Fund also offers Service Shares. The Target Fund does not have Service Shares and no Service Shares will be issued in the Reorganization.

The contractual expense caps above are effective as of December 1, 2016 for the Target Fund and the Acquiring Fund. Prior to December 1, 2016, with respect to both the Target Fund and the Acquiring Fund, there were no contractual expense caps in place.

The Funds may have to repay some of these contractual waivers and reimbursements to BlackRock in the following two years. The contractual fee waiver and/or expense reimbursement agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Corporation or the non-interested trustees of the Acquiring Trust, as applicable, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund.

The Acquiring Fund Management Agreement will remain in place following the Reorganization and the management fee rate (breakpoint schedule) and contractual expense caps of the Combined Fund under the Acquiring Fund Management Agreement will be identical to the current management fee rate and contractual expense caps applicable to the Acquiring Fund. The larger net asset size of the Combined Fund may over time result in a lower effective management fee rate under the Acquiring Fund Management Agreement.

A discussion of the Board’s approval of the Management Agreement with BlackRock on behalf of each Fund is included in the Fund’s Annual Report for the fiscal period ended on the date indicated in the following chart:

Fund	Report for Fiscal Period
Acquiring Fund	9/30/16
Target Fund	5/31/16

BlackRock will manage the Combined Fund as investment manager, pursuant to the Acquiring Fund Management Agreement, the principal terms of which are described below.

Terms of the Management Agreements.

The Master Target Fund Management Agreement and the Acquiring Fund Management Agreement (together, the “Management Agreements”) are similar and generally provide that, subject to the oversight of their respective Boards, BlackRock will act as investment advisor for and supervise and manage the investment and reinvestment of the each Fund’s assets. The Master Target Management Agreement provides that BlackRock will in connection therewith have complete discretion in purchasing and selling securities and other assets for the Master Target Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Master Target Fund, will supervise continuously the investment program of the Master Target Fund and the composition of its investment portfolio, will arrange for the purchase and sale of securities and other assets held in the investment portfolios of the Master Target Fund; and will provide investment research to each Fund. BlackRock will provide similar services under the Acquiring Fund Management Agreement. BlackRock will provide the services in accordance with each Fund’s investment objectives, policies and restrictions as stated in its registration statement and the resolutions of each Fund’s Board.

Under the Management Agreements, BlackRock will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940 and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of each Fund’s organizational documents as such are amended from time to time. In addition, in the Master Target Fund Management Agreement BlackRock agrees to comply with any policies and determinations of the Master Target Board.

Pursuant to the Management Agreements, BlackRock will place orders either directly with the issuer or with any broker or dealer and will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, BlackRock will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. BlackRock will also maintain a policy and practice of conducting its investment advisory services pursuant to each Fund’s Management Agreement independently of the commercial banking operations of its affiliates. In addition, BlackRock will treat confidentially and as proprietary information of each Fund all records and other information relative to each Fund and the each Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties pursuant to the Management Agreements, except after prior notification to and approval in writing by the such Fund, which approval will not be unreasonably withheld and may not be withheld where BlackRock may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by each Fund.

Under the Acquiring Fund Management Agreement, BlackRock will maintain all books and records with respect to the securities transactions of the Acquiring Fund and will furnish to the Acquiring Board such periodic and special reports as the Acquiring Board may request. Under the Master Target Fund Management Agreement, BlackRock will oversee the maintenance by the custodian and transfer agent and dividend disbursing agent of certain books and records of the Master Target Fund and maintain (or oversee maintenance by such other persons as approved by the Board) such other books and records required by law or for the proper operation of the Master Target Fund, and will also prepare for review by the officer of the Master Target LLC certain periodic reports.

The Management Agreement provides that BlackRock may from time to time, in its sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Master Target Fund. The Acquiring Fund Management Agreement authorizes BlackRock to engage sub-contractors to provide any or all of the services provided for under the Acquiring Fund Management Agreement. BlackRock is not currently a party to any sub-advisory agreement with respect to the Master Target Fund or the Acquiring Fund.

Under the Management Agreements, BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by each Fund (as well as BlackRock, in the case of the Master Target Fund Management Agreement) in connection with the performance of the Management Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Management Agreements. The Master Target Fund Management Agreement clarifies that the term BlackRock includes any affiliates of BlackRock performing services for the Master Target Fund contemplated under the Master Target Fund Management Agreement and partners, directors, officers and employees of BlackRock and of such affiliates.

The Management Agreements may be terminated by the Master Target LLC, on behalf of the Master Target Fund, or by the Acquiring Trust, with respect to the Acquiring Fund, as applicable, at any time, without the payment of any penalty, upon giving BlackRock 60 days’ notice, provided that such termination b will be directed or approved by the vote of a majority of the Directors or Trustees of the Boards in office at the time or by the vote of the holders of a majority of the voting securities of the Master Target Fund or the Acquiring Fund, as applicable, at the time outstanding and entitled to vote, or by BlackRock on 60 days’ written notice. The Management Agreements will also immediately terminate in the event of its assignment. The Master Target Fund Management Agreement specifies that the notice period may be waived.

The Master Target Fund Management Agreement provides that the Master Target Fund may, in the discretion of the Master Target Board, indemnify BlackRock, and each of BlackRock’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth in the Master Target Fund Management Agreement or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Master Target LLC and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful. However, no Indemnitee will be indemnified against any liability to the Master Target LLC, the Master Target Fund or its respective shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being referred to herein as “disabling conduct”). As to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Master Target Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Master Target Fund and did not involve disabling conduct by such Indemnitee. In addition, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Master Target Board. The Master Target Fund may also make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought thereunder if certain conditions are met.

The Acquiring Fund Management Agreement does not have a similar indemnification provision.

Administration Agreements

Each of the Target Corporation, on behalf of the Target Fund, has entered into an administration agreement (the “Target Fund Administration Agreement”) and the Acquiring Trust, on behalf of the Acquiring Fund, has entered into an administration agreement (the “Acquiring Fund Administration Agreement”) with BlackRock, as Administrator.

The Administrator receives for its services to the Target Fund monthly compensation at the annual rate of 0.20% of the average daily net assets of the Target Fund. The Administrator has contractually agreed to waive 0.14% of the administration fee payable by the Fund through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Corporation or by a vote of a majority of the outstanding securities of the Fund.

Under the Acquiring Fund Administration Agreement, BlackRock is paid a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.0425% of the first $500 million of the Acquiring Fund’s average daily net assets, 0.040% of the next $500 million of the Acquiring Fund’s average daily net assets, 0.0375% of the next $1 billion of the Acquiring Fund’s average daily net assets, 0.035% of the next $2 billion of the Acquiring Fund’s average daily net assets, 0.0325% of the next $9 billion of the Acquiring Fund’s average daily net assets and 0.030% of the average daily net assets of the Acquiring Fund in excess of $13 billion and (ii) 0.020% of average daily net assets allocated to each class of shares of the Funds.

The Acquiring Fund Administration Agreement will also remain in place following the Funds Reorganization.

Other Service Providers

	BlackRock Small Cap Growth Fund II/Master Small Cap Growth Portfolio (Target Fund/Master Target Fund)	BlackRock Advantage Small Cap Growth Fund (Acquiring Fund)
Distributor/Placement Agent	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022

Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109	The Bank of New York Mellon One Wall Street New York, New York 10286

Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809

Independent Registered Public Accounting Firm	[ ] [ ] [ ]	[ ] [ ] [ ]

Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL” or the “Distributor”), 40 East 52nd Street, New York, New York 10022, an affiliate of BlackRock, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor C	0.25%	0.75%
Institutional	None	None
Class R	0.25%	0.25%
Service	0.25%	None

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s distribution and service fees will be applied to investors.

Dividends and Distributions

The Acquiring Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually. The Acquiring Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal income tax requirements. The Target Fund’s dividend and distribution policies are identical to the Acquiring Fund’s. Following the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund.

Purchase, Exchange, Redemption and Valuation of Shares

Shareholders should refer to the Acquiring Fund Prospectuses (a copy of which accompanies this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund, which policies and procedures will be the same for the Combined Fund following the closing of the Reorganization, except as noted below.

Purchasing Shares. The Acquiring Fund offers its shares to the public on a continuous basis. Investor A, Investor C, Institutional and Class R Shares may be purchased through orders placed with its distributor, BRIL, or the shareholders’ financial intermediaries. Class R Shares are available only to certain retirement plans and other similar plans. Only certain investors are eligible to buy Institutional Shares.

Shareholders of the Acquiring Fund may purchase their shares at Net Asset Value (“NAV”), which is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. Orders to purchase shares must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

Exchanging Shares. Acquiring Fund shareholders have the right to exchange their shares for shares of the same class of another fund in the BlackRock mutual fund complex, provided that the share class and fund is available and open to new investors, except as noted below. There is a minimum required amount for exchanges of Investor A or Investor C Shares of $1,000 and none for Institutional Shares. Shares are exchanged at NAV. Class R Shares do not offer an exchange privilege.

Redeeming Shares. The Acquiring Fund does not charge a redemption fee. Class R Shares and Institutional Shares are redeemed at NAV, while Investor A and Investor C Shares are redeemed at NAV, adjusted for any applicable deferred sales charges. Investor A Shares do not have a CDSC, except there is a CDSC of 1.00% assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1 million or more. Investor C Shares have a CDSC of 1.00% for redemption of an investment within 12 months after the investment. Investor A, Investor C, Institutional, Class R and Service Shares may be redeemed through orders placed with its distributor, BRIL, or the shareholders’ intermediaries. NAV of the Acquiring Fund is computed as of the close of trading on the NYSE on any day the NYSE is open for trading, through written or telephone instructions. The order must be placed before the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern time. Orders made after the close of trading will be priced based on the next calculation of NAV per share.

Comparison of Valuation Policies. The valuation policies of the Funds are identical. Each Fund uses current market quotations to value its portfolio securities, if such quotations are readily available and reflect the fair value of the security. In the absence of current market quotations, or if current market quotations are available but, in the judgment of the Fund’s adviser, do not reflect the fair value of a security, each Fund uses fair valuation policies to determine the value of a security. The Board of each Fund has designated a separate pricing/valuation committee with the responsibility for day-to-day determinations of fair value. Each Fund’s policies also provide for the use of independent pricing services to assist in the determination of fair value.

Combined Fund. The Combined Fund’s valuation policies will be those of the Acquiring Fund, which are identical to those of the Target Fund.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of the Acquiring Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Acquiring Fund SAI. The Acquiring Fund makes its top ten holdings available on a monthly basis at www.blackrock.com, generally within 5 business days after the end of the month to which the information applies.

Market Timing Trading Policies and Procedures

The Funds have identical market timing policies. See the Acquiring Fund Prospectuses—“Account Information—Short-Term Trading Policy.”

FINANCIAL HIGHLIGHTS

The financial highlights tables for the existing share classes of the Acquiring Fund that are contained in the Acquiring Fund Prospectuses, a copy of which accompanies this Combined Prospectus/Proxy Statement, have been derived from the financial statements audited by [                    ]. Financial highlights tables for the share classes of the Target Fund may be found in the Target Fund Prospectus and Annual Report and Semi-Annual Report, which are available without charge by calling (800) 441-7762.

	BlackRock Advantage Small Cap Growth Fund Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$14.38	$18.91	$26.75	$24.17	$18.31

Net investment loss[1]	(0.01)	(0.03)	(0.12)	(0.06)	(0.04)
Net realized and unrealized gain	0.88	0.41	2.31	5.27	6.50

Net increase from investment operations	0.87	0.38	2.19	5.21	6.46

Distributions from net realized gain[2]	(0.97)	(4.91)	(10.03)	(2.63)	(0.60)

Net asset value, end of year	$14.28	$14.38	$18.91	$26.75	$24.17

Total Return[3]
Based on net asset value	6.57%	2.01%	8.60%	24.91%	35.73%

Ratios to Average Net Assets
Total expenses	1.14%	1.13%	1.15%	1.14%	1.17%

Total expenses after fees waived, reimbursed and paid indirectly	1.14%	1.13%	1.15%	1.14%	1.17%

Net investment loss	(0.09)%	(0.17)%	(0.56)%	(0.25)%	(0.18)%

Supplemental Data
Net assets, end of year (000)	$250,357	$255,692	$282,684	$332,978	$352,073

Portfolio turnover rate	103%	137%	132%	175%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

	BlackRock Advantage Small Cap Growth Fund Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$9.37	$13.99	$22.23	$20.50	$15.73

Net investment loss[1]	(0.08)	(0.10)	(0.21)	(0.21)	(0.19)
Net realized and unrealized gain	0.56	0.30	1.89	4.38	5.56

Net increase from investment operations	0.48	0.20	1.68	4.17	5.37

Distributions from net realized gain[2]	(0.97)	(4.82)	(9.92)	(2.44)	(0.60)

Net asset value, end of year	$8.88	$9.37	$13.99	$22.23	$20.50

Total Return[3]
Based on net asset value	5.72%	1.19%	7.73%	23.91%	34.63%

Ratios to Average Net Assets
Total expenses	1.95%	1.91%	1.93%	1.95%	1.99%

Total expenses after fees waived, reimbursed and paid indirectly	1.95%	1.91%	1.93%	1.95%	1.99%

Net investment loss	(0.90)%	(0.96)%	(1.33)%	(1.06)%	(0.99)%

Supplemental Data
Net assets, end of year (000)	$23,689	$28,109	$32,598	$33,193	$28,787

Portfolio turnover rate	103%	137%	132%	175%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

	BlackRock Advantage Small Cap Growth Fund Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$17.82	$22.28	$29.86	$26.67	$20.09

Net investment income (loss)[1]	0.03	0.02	(0.06)	0.01	0.04
Net realized and unrealized gain	1.11	0.49	2.58	5.90	7.14

Net increase from investment operations	1.14	0.51	2.52	5.91	7.18

Distributions:[2]
From net investment income	—	—	—	(0.07)	—
From net realized gain	(1.02)	(4.97)	(10.10)	(2.65)	(0.60)

Total distributions	(1.02)	(4.97)	(10.10)	(2.72)	(0.60)

Net asset value, end of year	$17.94	$17.82	$22.28	$29.86	$26.67

Total Return[3]
Based on net asset value	6.81%	2.35%	8.90%	25.36%	36.16%

Ratios to Average Net Assets
Total expenses	0.86%	0.82%	0.87%[4]	0.82%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly	0.86%	0.82%	0.87%	0.82%	0.82%

Net investment income (loss)	0.20%	0.12%	(0.24)%	0.06%	0.15%

Supplemental Data
Net assets, end of year (000)	$490,215	$503,423	$454,928	$862,261	$979,582

Portfolio turnover rate	103%	137%	132%	175%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

	BlackRock Advantage Small Cap Growth Fund Service
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$15.55	$20.05	$27.81	$25.01	$18.93

Net investment loss[1]	(0.01)	(0.03)	(0.12)	(0.06)	(0.04)
Net realized and unrealized gain	0.97	0.43	2.40	5.49	6.72

Net increase from investment operations	0.96	0.40	2.28	5.43	6.68

Distributions from net realized gain[2]	(0.98)	(4.90)	(10.04)	(2.63)	(0.60)

Net asset value, end of year	$15.53	$15.55	$20.05	$27.81	$25.01

Total Return[3]
Based on net asset value	6.57%	2.00%	8.62%	24.96%	35.72%

Ratios to Average Net Assets
Total expenses	1.13%[4]	1.12%	1.12%	1.12%	1.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.13%	1.12%	1.12%	1.12%	1.17%

Net investment loss	(0.07)%	(0.17)%	(0.53)%	(0.25)%	(0.15)%

Supplemental Data
Net assets, end of year (000)	$12,054	$19,596	$23,621	$24,792	$29,281

Portfolio turnover rate	103%	137%	132%	175%	147%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Reorganization will consist of the in-kind liquidation of the Master Target Fund (the “Liquidation”) into the Target Fund and the reorganization (the “Funds Reorganization”) thereafter of the Target Fund with the Acquiring Fund. The Liquidation will consist of (i) the transfer of substantially all of the assets of the Master Target Fund to the Target Fund, in exchange for the assumption by the Target Fund of the Master Target Fund Stated Liabilities (as defined in Appendix II) and the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund and (ii) the termination of the Master Target Fund. The Funds Reorganization will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in Appendix II) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Appendix II), of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the termination, dissolution and complete liquidation of the Target Fund. The Acquiring Fund Shares issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Funds. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Target Fund expects to distribute the Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of the Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed as soon as practicable after the Closing Date in accordance with applicable state law and the charter of the Target Fund. Thereafter, (i) the Master Target Fund will be terminated and abolished as a series of the Master Target LLC under Delaware state law and (ii) the Target Fund will be abolished as a series of the Target Corporation under Maryland state law.

As a result of the Reorganization, the Target Fund shareholder will own the same class of shares of the Acquiring Fund, as indicated in the table below. A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

Target Fund	Combined Fund
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Class R

The Acquiring Fund also offers Service Shares. The Target Fund does not have Service Shares and no Service Shares will be issued in the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Each Fund has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and Target Fund, respectively, are conditioned upon, among other things:

•

The approval of the Reorganization Agreement, which provides for the Liquidation of the Master Target Fund and the Funds Reorganization by the Target Fund’s shareholders and the Master Target Fund’s interestholders;

•

The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	The receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

The truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

The effectiveness under applicable law of the registration statement of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	The declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	The receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Funds, either before or after approval thereof by the shareholders of the Target Fund.

The Target Board and the Master Target Board, including all of the Independent Board Members, recommend that you vote to approve the Reorganization, as they believe the Reorganization is in the best interests of the Target Fund and the Master Target Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Target Fund and interestholders of the Master Target Fund will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	That the shareholders of the Target Fund will remain invested in a diversified, open-end fund that has greater net assets.

•

That the investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The Board also considered the fact that the principal investment strategies of the Target Fund and the

Acquiring Fund are substantially similar, although there are certain differences. The Board considered the principal differences in investment strategies between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies.”

•

That assuming the Reorganization had occurred on September 30, 2016, the Combined Fund would have (i) total annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, and (ii) net annual fund operating expenses for each of its share classes that are expected to be lower than those of the corresponding share classes of the Target Fund prior to the Reorganization, as of September 30, 2016, after giving effect to all applicable contractual expense reimbursements (which exclude the effect of certain fees and expenses) that BlackRock has agreed to continue through January 31, 2019.

•

That, based on a pro-forma Broadridge peer expense group for the Combined Fund, the estimated total expense ratio, contractual investment management fee rate and actual investment management fee rate are each expected to be in the first quartile.

•

That the Combined Fund is expected to achieve certain operating efficiencies from its larger net asset size and the potential for further reduced expense ratios by sharing certain fixed costs over a larger asset base.

•	That the contractual and effective management fee rates for the Combined Fund are expected to be lower than the contractual and effective management fee rate for the Target Fund.

•

That the same portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund are expected to manage the Combined Fund following the closing of the Reorganization.

•	The relative performance histories of each Fund. See “Comparison of the Funds—Performance Information.”

•

That the Target Fund shareholders will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund as indicated above in “Information about the Reorganization—General.”

•

That there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because the Liquidation of the Master Target Fund into the Target Fund is not expected to result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization thereafter of the Target Fund with the Acquiring Fund is expected to be a tax-free reorganization for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•

That the aggregate NAV of the shares of the Acquiring Fund that shareholders of the Target Fund will receive in the Reorganization is expected to equal the aggregate NAV of the shares that shareholders of the Target Fund own immediately prior to the Reorganization, and that the interests of the shareholders of the Target Fund will not be diluted as a result of the Reorganization.

•

That BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund, of which all is expected to be borne by BlackRock or its affiliates through Fund waivers. The estimated expenses of the Reorganization are $339,107. The foregoing estimated expense will be borne by BlackRock or its affiliates directly or through waivers, as applicable, regardless of whether the Reorganization is consummated.

For these and other reasons, the Target Board and the Master Target Board, including all of the Independent Board Members, concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Target Fund and the Master Target Fund and the interests of the Target Fund’s existing shareholders and the Master Target Fund’s existing interestholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization is not approved by shareholders of the Target Fund, the Board will consider other alternatives for the Target Fund and Master Target Fund.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that each Fund receive an opinion from Sidley Austin LLP, tax counsel to the Fund, dated as of the Closing Date, that the Liquidation will not result in the recognition of any income, gain or loss for U.S. federal income tax purposes and the Funds Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Funds Reorganization can be summarized as follows:

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No gain or loss will be recognized by the Target Fund or by the Acquiring Fund upon the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Target Fund or upon the distribution of the shares of the Acquiring Fund to shareholders of the Target Fund in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the closing of the tax year of the Target Fund due to the Reorganization or as the result of any transfer of stock in a “passive foreign investment company” as defined in Section 1297(a).

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No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its shares of the Target Fund solely for the shares of the Acquiring Fund pursuant to the Reorganization.

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The tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Target Fund surrendered in exchange therefor.

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The holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Target Fund surrendered in exchange therefor, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

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The Acquiring Fund’s tax basis in assets of the Target Fund received by the Acquiring Fund pursuant to the Funds Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization except for any adjustments that may be required to be made as a result of the closing of the tax year of the Target Fund due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Sidley Austin LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the assets held by the Target Fund may be sold in connection with the Reorganization, if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of some of the assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

It is not expected that significant capital loss carryforwards will be forfeited as a result of the Reorganization with respect to the Acquiring Fund. The capital loss carryforwards of the Target Fund should not be limited by the reason of the Reorganization.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund, of which all is expected to be borne by BlackRock or its affiliates through Fund waivers. The estimated expenses of the Reorganization are $339,107. The foregoing estimated expense will be borne by BlackRock or its affiliates directly or through waivers, as applicable, regardless of whether the Reorganization is consummated.

The Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meeting and preparing the minutes of the Board meeting, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 Registration Statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted at that meeting, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, counsel to the Acquiring Fund. Certain legal matters of Massachusetts law concerning the issuance of shares of the Acquiring Fund will be passed on by Morgan, Lewis  & Bockius LLP, which serves as Massachusetts counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of September 30, 2016: (i) the unaudited capitalization of the Target Fund; (ii) the unaudited capitalization of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been completed. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value	Shares Outstanding
Target
Investor A	$59,399,628	$12.07	4,922,992
Investor C	$32,108,852	$9.61	3,342,115
Institutional	$50,190,762	$12.82	3,915,656
Class R1	$19,758,025	$10.98	1,799,438
Total	$161,457,267		13,980,201

Fund	Net Assets	Net Asset Value	Shares Outstanding
Acquiring
Investor A	$250,357,330	$14.28	17,534,502
Investor C	$23,688,558	$8.88	2,667,390
Institutional	$490,215,219	$17.94	27,318,442
Service[2]	$12,054,345	$15.53	776,086
Class R1	N/A	N/A	N/A
Total	$776,315,452		48,296,420

Fund	Net Assets	Shares Outstanding
Pro Forma Adjustments
Investor A	$(81,712)	(761,410)
Investor C	$(7,732)	274,602
Institutional	$(159,998)	(1,117,740)
Service	$(3,934)	—
Class R	$—	—
Total	$(253,376)	1,604,548

Fund	Net Assets	Net Asset Value	Shares Outstanding
Pro Forma Combined[3,4]
Investor A	$309,675,246	$14.27	21,696,084
Investor C	$55,789,678	$8.88	6,284,107
Institutional	$540,245,983	$17.94	30,116,358
Service	$12,050,411	$15.53	776,086
Class R	$19,758,025	$10.98	1,799,438
Total	$937,519,343		60,672,073

(1)	The Acquiring Fund does not currently offer Class R Shares.

(2)	The Target Fund does not have Service Shares. No Service Shares will be issued in the Reorganization.

(3)	Reflects the distribution of undistributed net investment income of $253,376 attributable to the Acquiring Fund.

(4)	Assumes the Reorganization had taken place on September 30, 2016.

Shareholder Information

[As of the Record Date, there were [-] shares of the Target Fund outstanding. As of such date, the Directors and officers of the Target Corporation as a group owned less than 1% of the shares of the Target Fund. As of such date, no person was known by the Target Fund to own of record or beneficially 5% or more of any class of shares of the Target Fund except as follows:]

[INSERT 5% SHAREHOLDER INFORMATION]

[As of the Record Date, there were [-] shares of the Acquiring Fund outstanding. As of such date, the Directors and officers of the Acquiring Trust as a group owned less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own of record or beneficially 5% or more of a class of shares of the Acquiring Fund except as follows:]

[INSERT 5% SHAREHOLDER INFORMATION]

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Target Fund, or is identified as the holder of record of more than 25% of the Target Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund. To the extent shares of the Target Fund are owned by one or more registered investment companies (or series thereof) for which BlackRock serves as investment adviser, BlackRock will engage an independent fiduciary to vote proxies with respect to its Target Fund shares. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

Shareholder Rights and Obligations

The Target Fund is a series of the Target Corporation, a corporation organized under the laws of the State of Maryland on April 24, 1998. On September 8, 2000, the Target Corporation changed its name from Mercury Asset Management Funds, Inc. to Mercury Funds, Inc. On October 2, 2006, the Target Corporation changed its name from Mercury Funds, Inc. to BlackRock Series, Inc. Under the Target Corporation’s organizational documents, the Target Fund is authorized to issue 100,000,000 shares of each of Investor A, Investor C, Institutional and Class R Shares, with a par value of $0.0001 per share.

The Acquiring Fund is a series of the Acquiring Trust, which was organized as a Massachusetts business trust on December 22, 1988, and is a registered, open-end management investment company. Effective January 31, 1998, the Acquiring Trust changed its name from Compass Capital FundsSM to BlackRock FundsSM. The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

With respect to the Acquiring Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. With respect to the Acquiring Fund, each class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

There are no preemptive rights in connection with shares of either the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective Prospectuses (and, in the case of shares of the Acquiring Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations, Delaware Limited Liability Companies and Massachusetts Business Trusts

The following description is based on relevant provisions of the Maryland General Corporation Law (the “MGCL”), Delaware Limited Liability Company Act (the “LLC Act”), applicable Massachusetts law and a Fund’s operative documents. This summary does not purport to be complete and we refer you to the MGCL, LLC Act, applicable Massachusetts law and the relevant Fund’s operative documents.

In General

A fund organized as a Massachusetts business trust, such as the Acquiring Trust, of which the Acquiring Fund is a series, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

A fund organized as a Maryland corporation, such as the Target Corporation, of which the Target Fund is a series, on the other hand, is governed both by the MGCL and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

A fund organized as a series of a Delaware limited liability company, such as the Master Target LLC, of which the Master Target Fund is a series, is governed both by the LLC Act and the company’s limited liability company agreement; for the Master Target Fund, it is the Master Target LLC’s Limited Liability Company Agreement (the “Master Target LLC Agreement”) and Amended and Restated Bylaws (the “Master Target Bylaws” and together with the Master Target LLC Agreement, the “Master Target LLC Governing Documents”). As is common for Delaware limited liability companies, internal governance matters of the Master Target LLC are generally a function of the terms of the Master Target LLC Governing Documents. The Master Target LLC has taken advantage of the flexibility of the LLC Act, which generally defers to the terms of the limited liability company agreement of a Delaware limited liability company with respect to internal affairs.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the MGCL or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid. Similarly, under the LLC Act, unless the limited liability company agreement provides otherwise, members and managers of a limited liability company are not obligated personally for any debts, obligations or liabilities of such limited liability company solely by reason of being a member or manager. The Master Target LLC Agreement provides that members (referred to in the Master LLC Agreement as “Holders”) have no personal liability for the obligations of the Master Target LLC to the extent provided in the LLC Act. The Master Target LLC Agreement requires the Master Target LLC to indemnify a Holder from any claim or liability to which such Holder may become subject solely by reason of his or her being or having been a Holder and not because of his or her acts or omissions or for some other reasons. In addition, the Master Target LLC will reimburse a Holder for all legal and other expenses reasonably incurred in connection with any such claim or liability upon proper and timely request by such Holder. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a trust’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for the Acquiring Trust (“Acquiring Trust Declaration”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations under the corporate form of organization so long as they meet their statutory standard of conduct; provided, however that the charter of a Maryland corporation may include provisions expanding or limiting the liability of its directors. The MGCL requires that a Maryland corporation indemnify its directors in certain limited instances, and a corporation may further indemnify its directors to the extent provided for in its charter and in accordance with the MGCL. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Acquiring Trust Declaration contains such provisions. In addition, the LLC Act contains provisions generally shielding managers from personal liability for the debts or obligations of a Delaware limited liability company.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of

Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The charter of the Target Corporation contains such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Shareholders of the Target Corporation may elect directors at any annual meeting or a special meeting in lieu thereof. Provided the charter or bylaws so provides, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Target Corporation’s Amended and Restated Bylaws (the “Target Corporation By-Laws”) contain such a provision. Shareholders may, in accordance with the terms of the charters and Target Corporation By-Laws, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Target Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in service or distribution fees or of a change in fundamental policies, objectives or restrictions.

Amendments to the Charter

Under the MGCL, shareholders of corporations are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The charter of the Target Corporation permits the Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Target Corporation’s charter does not prohibit the Board from doing so.

Issuance of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the MGCL or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Delaware Limited Liability Companies

The Master Target Fund is governed by the Master Target LLC Governing Documents and the LLC Act.

Member Voting

Unless otherwise provided in a limited liability company agreement, the LLC Act vests the management of a limited liability company in its members. The Master Target LLC Agreement vests management of the Master Target LLC and each series thereof (including the Master Target Fund) in the directors of the Master Target LLC and provides that each director shall be a “manager” as such term is defined in the LLC Act.

Under the Master Target LLC Agreement, the directors may, without member approval unless such approval is required by the 1940 Act, sell or convey all or substantially of the assets of the Master Target LLC or any series thereof (including the Master Target Fund) to a trust (or series thereof), so long as such trust is an open-end management investment company under the 1940 Act, for adequate consideration as determined by the directors, which may include the assumption of all outstanding obligations, taxes or liabilities of the affected series and may include shares, beneficial interests, stock or other ownership interests of such trust (or series thereof).

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a Rule 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

Election and Removal of Directors

The Master Target LLC Agreement appoints five individuals as directors of the Master Target LLC and provides that the number of directors shall in no event be less than three or more than fifteen. The Master Target LLC Agreement provides that, except as otherwise provided in the 1940 Act, each director shall hold office until such director resigns or is removed pursuant to the Master Target LLC Agreement. Under the Master Target LLC Agreement, a director may be removed by the action of two-thirds of the remaining directors. In the case of a vacancy, members holding at least a majority of the interests entitled to vote, acting at any meeting of the members held in accordance with the Master Target LLC Agreement or, to the extent permitted by the 1940 Act, a majority vote of the directors continuing in office acting by written instrument, may fill such vacancy.

Issuance of Shares

Under the Master Target LLC Agreement, the directors of the Master Target LLC are permitted to issue an unlimited number of interests for such consideration and on such terms as the directors may determine, provided that the number of members holding interests in the Master Target LLC is limited to fewer than 100. Members are not entitled to any pre-emptive rights or other rights to subscribe to additional interests. Interests are subject to such other preference, conversion, and special or relative rights, as the directors may determine.

Series

The Master Target LLC Agreement gives broad authority to the directors of the Master Target LLC to establish and designate series of interests or divide interests into two or more series, interests of each series having such preferences and special or relative rights and privileges (including conversion rights, if any) as the directors of the Master Target LLC may determine in their sole discretion.

Amendments to the Master Target LLC Agreement

Amendments to the Master Target LLC Agreement require a vote by two-thirds of the directors then in office, provided that the vote or written consent of members holding more than 50% of the total outstanding interests or of members holding 67% or more of the interests voting or consenting, if Holders of at least 50% of such Interests vote or consent, is necessary to approve any amendment, whenever such vote or consent is required under the 1940 Act. However, no amendment may be made that would impair the exemption from personal liability of members, directors, officers, employees and agents of the Master Target LLC.

Holder, Director and Officer Liability

The Master Target LLC Agreement provides that members shall be entitled to the full protection against personal liability for the obligations of the Master Target LLC to the extent provided in the LLC Act. The LLC Act provides that members of a limited liability company shall not be obligated personally for any debts, obligations or liabilities of such limited liability company solely by reason of being a member. The Master Target LLC Agreement requires the Master Target LLC to indemnify a member from any claim or liability to which such member may become subject solely by reason of his or her being or having been a member and not because of his or her acts or omissions or for some other reason. In addition, the Master Target LLC will reimburse a member for all legal and other expenses reasonably incurred in connection with any such claim or liability upon proper and timely request by such member. Similarly, the Master Target LLC Agreement provides that directors shall be entitled to the protection against personal liability for the obligations of the Master Target LLC to the extent provided in the LLC Act. The LLC Act provides that managers of a limited liability company shall not be obligated personally for any debts, obligations or liabilities of such limited liability company solely by reason of being a manager. In addition, the Master Target LLC Agreement provides that (i) the directors shall not be liable to the Master Target LLC, its members, or any director, officer, employee, or agent thereof and (ii) the officers, employees and agents of the Master Target LLC shall not be liable to the Master Target LLC, its holders or any director, officer, employee or agent thereof, in each case, for any action or failure to act other than such director, officer, employee or agent’s bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duties. The Master Target LLC Agreement further provides for indemnification of such persons and that directors may make advance payments in connection with such indemnification of such persons under certain conditions. The Master Target LLC Agreement also provides that each director, officer or employee of the Master Target LLC may rely in good faith on expert advice.

Derivative Actions

Under the LLC Act, a member of a limited liability company may bring a derivative action if managers or members with authority to do so have refused to bring the action or if an effort to cause such managers or members to bring the action is not likely to succeed.

Massachusetts Business Trusts

The Acquiring Fund is governed by the Acquiring Trust Declaration and Code of Regulations (the “Acquiring Trust By-Laws”, together with the Acquiring Trust Declaration, the “Acquiring Trust Governing Documents”). Under the Acquiring Trust Declaration, any determination as to what is in the interests of the Acquiring Trust made by the Trustees in good faith is conclusive, and in construing the provisions of the

Acquiring Trust Declaration, there is a presumption in favor of a grant of power to the Trustees. Further, the Acquiring Trust Declaration provides that certain determinations made in good faith by the Trustees are binding upon the Acquiring Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Acquiring Fund’s Governing Documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party.

The Acquiring Trust Declaration requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as a shareholder of a Massachusetts business corporation) and certain amendments to the Acquiring Trust Declaration. Shareholders have no power to vote on any matter except as required by applicable law, the Governing Documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least ten percent of the outstanding shares entitled to vote. The Acquiring Trust Declaration provides that the presence, in person or by proxy, of the shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. Except as may otherwise be required by applicable law, the Acquiring Trust Declaration or the Trustees, the affirmative vote of a majority of the shares present in person or by proxy is required to approve a matter, except that Trustees are elected by plurality vote.

Election and Removal of Trustees

The Acquiring Trust Declaration provides that the Trustees determine the size of the board of trustees, subject to a maximum of twenty, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the board of trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A Trustee may be removed at any time with or without cause by action of at least two-thirds of the remaining Trustees.

Issuance of Shares

Under the Acquiring Trust Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any pre-emptive rights or other rights to subscribe to additional shares. Shares are subject to such other preference, conversion, exchange or similar rights, as the Trustees may determine.

Series and Classes

The Acquiring Trust Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The Trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Acquiring Trust Declaration

Amendments to the Acquiring Trust Declaration generally require a vote by a majority of the outstanding shares voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the Trustees without a shareholder vote. However, no amendment may be made that would impair the exemption from personal liability of the trustees or shareholders of the trust, or that would permit an assessment upon any shareholder.

Shareholder, Trustee and Officer Liability

The Acquiring Trust Governing Documents provide that shareholders have no personal liability for the acts or obligations of the Acquiring Trust and require the Acquiring Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Acquiring Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Acquiring Trust Governing Documents provide that any person who is a trustee, officer or employee of the Acquiring Trust is not personally liable to any person in connection with the affairs of the Acquiring Trust, other than to the Acquiring Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Acquiring Trust Governing Documents further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Acquiring Trust Declaration also provides that Trustees may rely in good faith on expert advice.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing the Target Fund, the Target Corporation, the Master Fund, the Master Target LLC, the Acquiring Fund and the Acquiring Trust and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. In the event the Reorganization is not completed, the Target Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Target Fund should send such proposals to BlackRock Series, Inc., Attn: Secretary, 100 Bellevue Parkway, Wilmington, Delaware 19809. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Under the Target Corporation By-Laws, in order for a shareholder proposal to be considered for presentation at a shareholders’ meeting, other than a proposal presented under rules promulgated by the SEC, the shareholder making the proposal must meet the requirements set out in the Target Corporation By-Laws, including with respect to the timeliness of submission. To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Target Corporation not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs.

Solicitation of Proxies

The total expenses of preparing, printing and mailing the proxy materials, and soliciting and tabulating proxies are estimated to be approximately $155,000. BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund, of which all is expected to be borne by BlackRock or its affiliates through Fund waivers.

The Target Fund has retained Computershare Fund Services (“Computershare”), located at 280 Oser Avenue, Hauppauge, New York 11788, a professional proxy solicitation firm, to assist with the distribution of proxy materials and the solicitation and tabulation of proxies at an aggregate cost of approximately $31,000. Representatives of BlackRock and its affiliates and other representatives of the Target Fund may also solicit proxies.

Questions about the proposals should be directed to Computershare toll-free at [xxx-xxx-xxxx].

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Liquidation of the Master Target Fund and the Funds Reorganization of the Target Fund and the Acquiring Fund and the solicitation of proxies by and on behalf of the Target Board for use at the Special Meeting. The Special Meeting will be held on June 23, 2017 at 4:00 p.m., Eastern Time, at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, NJ 08540-6455, or at such later time as is made necessary by adjournment or postponement.

As of the Record Date, there were [-] Investor A Shares, [-] Investor C Shares, [-] Institutional Shares and [-] Class R Shares of the Target Fund outstanding.

Only shareholders of record on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval of the Reorganization Agreement, which provides for the Funds Reorganization of the Target Fund and the Acquiring Fund, will require the affirmative vote of the holders of a majority of the Target Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). If the shareholders of the Target Fund fail to approve the proposed Funds Reorganization, the Funds Reorganization will not occur. In addition, the Target Fund is seeking instructions from its shareholders on how it should vote its limited liability company interests in the Master Target Fund with respect to the Reorganization Agreement, which provides for the Liquidation of the Master Target Fund into the Target Fund through the transfer by the Master Target Fund of substantially all of its assets to the Target Fund in exchange for the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund, followed by the termination of the Master Target Fund. The Target Fund will vote such interests in favor of or against the Reorganization Agreement, or abstain from such vote, in proportion to its shareholders’ respective instructions. Because of this proportional voting, approval of the Reorganization Agreement will effectively require the affirmative vote of the holders of a majority of the Master Target Fund’s outstanding voting interests (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the interests represented at a meeting at which more than 50% of the outstanding interests are represented or (ii) more than 50% of the outstanding interests). The Board has fixed the close of business on April 26, 2017 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper proxy card, voting instruction form(s) or by submitting a Proxy by telephone or over the Internet), the shares of the Target Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may deem appropriate in connection with any other matter that may properly come before the Special Meeting, or any adjournments or postponements thereof.

With respect to the Target Fund, one-third of the outstanding shares of the Fund entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. With respect to the Master Target Fund, one-third of the outstanding interests of the Master Target Fund must be present in person or by proxy to have a quorum to conduct business at the Interestholder Special Meeting.

The chairman of any meeting of the shareholders of the Target Fund may adjourn the meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Target Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of the Target Corporation By-laws shall be given to each shareholder of record entitled to vote at the meeting and each other shareholder entitled to notice of the meeting. The absence from any meeting, in person or by proxy, of a quorum of shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of shareholders in respect of such other matters. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

All properly executed Proxies received prior to the Special Meeting or any adjournment or postponement thereof will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed Proxies will be voted “FOR” the approval of the Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners may vote on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as votes against the Reorganization.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the Reorganization. A signed proxy card or other authorization by a beneficial owner of shares of the Target Fund that does not specify how the beneficial owner’s shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

Target Fund shareholders may cast their vote via touchtone telephone or the Internet using the instructions provided on the enclosed proxy card or voting instruction form(s), by returning the enclosed proxy card or voting instruction form(s) or by appearing in person at the Special Meeting. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Target Corporation or by voting in person at the Special Meeting.

Voting by Telephone. You may vote by proxy by calling the toll-free number found on the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record and following the automated touchtone voting directions. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your voting instruction form(s) at hand.

Voting via the Internet. You may vote by proxy via the Internet by following the instructions on the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your voting instruction form(s) at hand.

Voting by Mail. If you received printed copies of this Combined Prospectus/Proxy Statement by mail, you may vote by proxy by filling out the enclosed proxy card or voting instruction form(s) provided by your broker, bank or other financial institution of record and returning it in the postage paid envelope provided.

Voting in Person. If you wish to vote in person at the Special Meeting, please complete each proxy card you receive and bring it to the Special Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing their bank, broker or other financial institution of record to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Additional Information. Shareholders voting their proxies by Internet or Telephone need not return their proxy card or voting instruction form(s) by mail.

The Target Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card or voting instruction form(s) promptly. No postage is necessary if mailed in the United States.

If you are a record holder of the Target Fund’s shares and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares through a bank, broker or other nominee, and plan to attend the Special Meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of Target Fund shares, such as your voting instruction form(s) (or a copy thereof) or a letter from your bank, broker or other nominee or broker’s statement indicating ownership as of the Record Date. If you hold your Target Fund shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting. Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For directions to the Special Meeting, please contact Computershare, the firm assisting us in the solicitation of proxies, toll-free at [xxx-xxx-xxxx].

APPENDIX I

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Acquiring Fund:

1.	The Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2.	The Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

3.	The Fund may not borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

4.	The Fund may not purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5.	The Fund may not acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

6.	The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

7.	The Fund may not write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

8.	The Fund may not purchase securities of companies for the purpose of exercising control.

9.	The Fund may not purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or a Fund’s sale of securities short against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10.	The Fund may not purchase or sell commodities except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

11.	The Fund may not make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

12.	The Fund may not purchase or sell commodities except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BlackRock determines that it is practicable to sell or close out the investment without undue market or tax consequences.

The Target Fund and Master Target Fund:

1.	The Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

2.	The Fund may not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

3.	The Fund may not make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

4.	The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

5.	The Fund may not make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and SAI, as they may be amended from time to time.

6.	The Fund may not issue senior securities to the extent such issuance would violate applicable law.

7.

The Fund may not borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

8.	The Fund may not underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

9.	The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under its non-fundamental investment restrictions:

10.	The Fund may not purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law or exemptive order. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

11.	The Fund may not make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales “against the box.”

12.	The Fund may not invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

13.	The Fund may not change its policy of investing under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States without providing shareholders with at least 60 days’ prior notice of such change.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2) above, the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [-] day of [-], 2017, by and between BlackRock Series, Inc., a registered investment company and a Maryland corporation (the “Target Company”), on behalf of BlackRock Small Cap Growth Fund II, a separate series of the Target Company (the “Target Fund”), BlackRock Master LLC, a registered investment company and a Delaware limited liability company (the “Master Target LLC”), on behalf of BlackRock Master Small Cap Growth Portfolio, a separate class of the Master Target LLC (the “Master Target Fund”), and BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Acquiring Company”), on behalf of BlackRock Advantage Small Cap Growth Fund, a separate series of the Acquiring Company (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan for the liquidation of the Master Target Fund into the Target Fund (the “Liquidation”) and the reorganization (the “Funds Reorganization”) thereafter of the Target Fund with the Acquiring Fund, all upon the terms and conditions set forth in this Agreement (the Liquidation and the Funds Reorganization, together, the “Reorganization”). The Funds Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Liquidation will consist of: (i) the transfer of substantially all of the assets of the Master Target Fund to the Target Fund, in exchange for the assumption by the Target Fund of the Master Target Fund Stated Liabilities (as defined in paragraph 1.3(a)) and the surrender by the Target Fund of all its interests in the Master Target Fund and (ii) the termination of the Master Target Fund. The Funds Reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3(b)) of the Target Fund and shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund.

WHEREAS, the Target Company, the Master Target LLC and the Acquiring Company are each open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Target Fund invests all of its assets in the Master Target Fund, a series of the Master Target LLC;

WHEREAS, the Master Target Fund as of the date hereof is disregarded as an entity separate and apart from the Target Fund for U.S. federal income tax purposes;

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund;

WHEREAS, the Board of Directors of the Master Target LLC has determined that the Liquidation is in the best interests of the Master Target Fund and that the Liquidation is advisable and directed that the Liquidation be submitted for consideration at a special meeting of the Master Target Fund interestholders as of the record date for determining the Master Target Fund interestholders entitled to vote at such meeting (the “Interestholder Meeting Record Date”);

WHEREAS, the Board of Directors of the Target Company has determined that the Reorganization (the Liquidation and the Funds Reorganization) is in the best interests of the Target Fund and that the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund shareholders as of the record date for determining the Target Fund shareholders entitled to vote at such meeting (the “Shareholder Meeting Record Date”); and

WHEREAS, the Target Fund will seek the instructions of its shareholders on whether the Target Fund should vote its interests in the Master Target Fund for or against this Agreement and the Liquidation and the Target Fund will vote such interests in proportion to the instructions its shareholders provide.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGES.

(a) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Master Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Master Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Target Fund. In exchange, the Target Fund agrees: (i) to surrender to the Master Target Fund all its interests of the Master Target Fund; and (ii) to assume all of the Master Target Fund Stated Liabilities described in paragraph 1.3(a). Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

(b) Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, following the completion of the exchange described in paragraph 1.1(a), the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s asset with respect to each class of the Target Fund, net of the Target Fund Stated Liabilities (as defined in paragraph 1.3(b) with respect to each class of the Target Fund), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund Stated Liabilities described in paragraph 1.3(b). Such transactions shall take place at the Closing. For the purposes of this Agreement, the Investor A Shares of the Target Fund correspond to the Investor A Shares of the Acquiring Fund, Investor C Shares of the Target Fund correspond to Investor C Shares of the Acquiring Fund, Institutional Shares of the Target Fund correspond to Institutional Shares of the Acquiring Fund, and Class R Shares of the Target Fund correspond to Class R Shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED.

(a) The assets of the Master Target Fund to be acquired by the Target Fund shall consist of all property owned by the Master Target LLC, on behalf of the Master Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Master Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Master Target Fund on the Closing Date, and all interests, rights, privileges and powers, and other than the rights of the Master Target LLC, on behalf of the Master Target Fund, under this Agreement (the “Master Target Fund Assets”).

(b) The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Company, on behalf of the Target Fund, including, without limitation, all cash, the Master Target Fund Assets, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.2 and other than the rights of the Target Company, on behalf of the Target Fund, under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED.

(a) The Master Target LLC, on behalf of Master Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Master Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Target Fund shall assume only those accrued and unpaid liabilities of the Master Target Fund set forth in the Master Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Master Target Fund to the Target Fund pursuant to paragraph 5.2(a) (the “Master Target Fund Stated Liabilities”). The Target Fund shall assume only the Master Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Master Target Fund.

(b) The Target Company, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund, including the Master Target Fund Stated Liabilities, set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2(b) (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, (i) the Master Target LLC shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date; (ii) the Target Company shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date and (iii) the Acquiring Company shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts.

1.5 LIQUIDATION AND DISTRIBUTION OF THE TARGET FUND. On or as soon as practicable after the Closing Date: (i) the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund, and the Target Fund will redeem all of its outstanding shares. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders; (ii) the Directors of the Target Company will execute an instrument abolishing the Target Fund as a separate series of the Target Company; and (iii) the Master Target Fund will be terminated and abolished as a separate class of the Master Target LLC. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Company, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Company, on behalf of the Target Fund. Any reporting responsibility of the Master Target LLC, on behalf of the Master Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Master Target LLC, on behalf of the Master Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund and the Master Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund or the Master Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund or the Master Target Fund, as applicable, from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE ACQUIRING COMPANY; ACTION BY TARGET COMPANY; ACTION BY THE MASTER TARGET LLC. The Acquiring Company shall take all actions expressed herein as being the obligations of the Acquiring Company, on behalf of the Acquiring Fund. The Target Company shall take all actions expressed herein as being the obligations of the Target Company, on behalf of the Target Fund. The Master Target LLC shall take all actions expressed herein as being the obligations of the Master Target LLC, on behalf of the Master Target Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 8.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as hereinafter provided, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of the Investor A, Investor C, Institutional and Class R Acquiring Fund Shares shall be the net asset value per share for the Investor A, Investor C, Institutional and Class R Shares of the Acquiring Fund, respectively, of the Target Fund computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the third quarter of 2017, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATES.

(a) The Master Target LLC, on behalf of the Master Target Fund, shall instruct its custodian, (the “Master Target Fund Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (i) the Master Target Fund Assets have been delivered in proper form to the Target Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Master Target Fund Assets by the Master Target Fund. The Master Target Fund Assets represented by a certificate or other written instrument shall be presented by the Master Target Fund Custodian to the custodian for the Target Fund (the “Target Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Master Target Fund Assets at the Valuation Time shall be transferred and delivered by the Master Target Fund as of the Closing Date for the account of the Target Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Master Target Fund Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Target Fund Custodian. The cash to be transferred by the Master Target LLC, on behalf of the Master Target Fund, shall be transferred and delivered by the Master Target LLC, on behalf of the Master Target Fund, as of the Closing Date for the account of the Target Fund.

(b) The Target Company, on behalf of the Target Fund, shall instruct the Target Fund Custodian to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Target Company, on behalf of the Target Fund, shall be transferred and delivered by the Target Company, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund, the Master Target Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund, the Master Target Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Company, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Company, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Master Target LLC, on behalf of the Master Target Fund, is unable to make delivery pursuant to paragraph 3.2(a) hereof to the Target Fund Custodian of any of the Master Target Fund Assets for the reason that any of such Master Target Fund Assets such delivery, the Master Target LLC, on behalf of the Master Target Fund, shall deliver, with respect to said Master Target Fund Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Target Fund or the Target Fund Custodian, including brokers’ confirmation slips. If the Target Company, on behalf of the Target Fund, is unable to make delivery pursuant to paragraph 3.2(b) hereof to the Acquiring Fund Custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Company, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY ON BEHALF OF THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, and to the Master Target LLC, on behalf of the Master Target Fund, as follows:

(a) The Target Company is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Target Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Company or the Target Fund. The Target Fund is a legally designated, separate series of the Target Company. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Company, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Company and the Target Fund based on information provided in writing by the Target Company, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Company with respect to the Target Company or the Target Fund for use in the Registration Statement or any other materials provided by the Target Company in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Target Company’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and IX of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company, on behalf of the Target Fund, will not result in the violation of Maryland law, or any provision of the Target Company’s articles of incorporation or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Company, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Target Company result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company is a party, on behalf of the Target Fund, or by which the Target Company, on behalf of the Target Fund, is bound.

(f) The Target Company, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2(b) hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Company, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Target Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) (i) The audited financial statements of the Target Fund as of May 31, 2016 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by [            ], and such statements (true and complete copies of which have been furnished to the Acquiring Fund and the Master Target Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements; and (ii) the unaudited financial statements of the Target Fund for the six months ended November 30, 2016 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP consistently applied, to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund as of May 31, 2016, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund shareholders shall not constitute a material adverse change.

(j) Since May 31, 2016 there has not been (i) any pending or to the knowledge of the Target Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Target Company, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Company is authorized to issue 11,400,000,000 shares of common stock, par value $0.0001 per share, of the Target Fund and, as of May 31, 2016, no shares of the Target Fund were held in the treasury of the Target Company. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2(b), and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, (i) the Target Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Company; and (iii) this Agreement constitutes a valid and binding obligation of the Target Company, enforceable in accordance with its terms, and no other action or proceedings by the Target Company, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Company, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for the taxable year ending on the Closing Date.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund shareholders as of the Shareholder Meeting Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than the Target Fund shareholders is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The Target Company has called a special meeting of Target Fund shareholders as of the Shareholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 23, 2017 (or such other date as the parties may agree to in writing).

(s) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

(t) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

4.2 REPRESENTATIONS OF THE MASTER TARGET LLC ON BEHALF OF THE MASTER TARGET FUND. The Master Target LLC, on behalf of the Master Target Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, and to the Target Company, on behalf of the Target Fund, as follows:

(a) The Master Target LLC is a limited liability company that is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Master Target LLC is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Master Target LLC or the Master Target Fund. The Master Target Fund is a legally designated, separate class of the Master Target LLC. The Master Target LLC, on behalf of the Master Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Master Target Fund.

(b) The Master Target LLC is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Master Target LLC is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Master Target Fund.

(c) The Registration Statement on Form N-14 of the Acquiring Company and the Combined Prospectus/Proxy Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Master Target LLC and the Master Target Fund based on information provided in writing by the Master Target LLC, on behalf of the Master Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Master Target LLC and the Master Target Fund based on information provided in writing by the Master Target LLC, on behalf of the Master Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Master Target LLC with respect to the Master Target LLC or the Master Target Fund for use in the Registration Statement or any other materials provided by the Master Target LLC in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Master Target LLC’s prospectus, statement of additional information and shareholder reports, in each case relating to the Master Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Master Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and IX of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Master Target LLC, on behalf of the Master Target Fund, will not result in the violation of Delaware law, or any provision of the Master Target LLC’s limited liability company agreement or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Master Target LLC is a party on behalf of the Master Target Fund or by which the Master Target LLC, on behalf of the Master Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Master Target LLC result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Master Target LLC is a party, on behalf of the Master Target Fund, or by which the Master Target LLC, on behalf of the Master Target Fund, is bound.

(f) The Master Target LLC, on behalf of the Master Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Master Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2(a) hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Master Target LLC’s knowledge threatened against the Master Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Master Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Master Target LLC, on behalf of the Master Target Fund, to carry out the transactions contemplated by this Agreement. The Master Target LLC knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Master Target Fund as of May 31, 2016 and for the fiscal year then ended have been prepared in accordance GAAP consistently applied and have been audited by [            ], and such statements (true and complete copies of which have been furnished to the Acquiring Fund and the Target Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Master Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Master Target Fund as reflected in the audited financial statements as of May 31, 2016, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Master Target Fund interests and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(h) above, there has been no material adverse change in the Master Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Master Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(i), a decline in the net asset value of the Master Target Fund due to declines in the value of the Master Target Fund Assets, the discharge of the Master Target Fund’s liabilities or the redemption of Master Target Fund interests by Master Target Fund interestholders shall not constitute a material adverse change.

(j) Since May 31, 2016 there has not been (i) any pending or to the knowledge of the Master Target LLC threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Master Target Fund; (ii) any option to purchase or other right to acquire interests of the Master Target Fund issued or granted by or on behalf of the Master Target Fund to any person other than subscriptions to purchase interests at net asset value in accordance with the terms in the current prospectus for the Master Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Master Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Master Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Master Target Fund; (v) any amendment of the Master Target LLC’s organizational documents in a manner materially affecting the Master Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Master Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Master Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of knowledge of the Master Target LLC, on behalf of the Master Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Master Target LLC is authorized to issue an unlimited number of limited liability company interests of the Master Target Fund and, as of May 31, 2016, no interests of the Master Target Fund were held in the treasury of the Master Target LLC. All issued and outstanding limited liability company interests of the Master Target Fund have been issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding interests of the Master Target Fund will, at the Valuation Time, be held by the Target Fund. The Master Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Master Target Fund interests and has no outstanding securities convertible into any of the Master Target Fund interests.

(m) At the Closing Date, the Master Target Fund will have good and marketable title to the Master Target Fund Assets to be transferred to the Target Fund pursuant to paragraph 1.2(a), and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice and which have been taken into account in the net asset valuation of the Master Target Fund, and, upon delivery of the Master Target Fund Assets and the filing of any documents that may be required under Delaware state law, the Target Fund will acquire good and marketable title to the Master Target Fund Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Target Fund.

(n) Subject to the requisite approval of this Agreement by the Master Target Fund interestholders as of the Interestholder Meeting Record Date, (i) the Master Target LLC, on behalf of the Master Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Master Target LLC; and (iii) this Agreement constitutes a valid and binding obligation of the Master Target LLC, enforceable in accordance with its terms, and no other action or proceedings by the Master Target LLC, on behalf of the Master Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Master Target LLC, on behalf of the Master Target Fund, for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Master Target Fund as of the date hereof is, and through the Closing Date will be, disregarded as an entity separate and apart from the Target Fund within the meaning of Treasury Regulation section 301.7701-3(b)(1), and the Master Target LLC and Target Company have consistently treated the Master Target Fund as a disregarded entity for income tax reporting purposes. No election has or will be made to treat the Master Target Fund as other than a disregarded entity for income tax purposes.

(q) Except for the Registration Statement and the requisite approval of this Agreement by the Master Target Fund interestholders (pursuant to the instructions of the Target Fund shareholders) as of the Interestholder Record Date, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Master Target LLC, on behalf of the Master Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than the Target Fund shareholders is required for the consummation by the Master Target LLC, on behalf of the Master Target Fund, of the transactions contemplated by this Agreement.

(r) The Master Target LLC has called a special meeting of Master Target Fund interestholders as of the Interestholder Meeting Record Date to consider and act upon this Agreement and the transactions contemplated hereby and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 23, 2017 (or such other date as the parties may agree to in writing).

4.3 REPRESENTATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Target Company, on behalf of the Target Fund, and to the Master Target LLC, on behalf of the Master Target Fund, as follows:

(a) The Acquiring Company is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is existing under the laws of the Commonwealth of Massachusetts and is duly authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Acquiring Company’s declaration of trust. The Acquiring Company has filed the necessary certificates required to be filed under Chapter 182 of the General Laws of the Commonwealth of Massachusetts and paid the necessary fees due thereon. The Acquiring Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Company or the Target Fund. The Acquiring Fund is a legally designated, separate series of the Acquiring Company. The Acquiring Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.3(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Company or the Target Fund furnished to the Acquiring Company by the Target Company or with written information concerning the Master Target LLC or the Master Target Fund furnished to the Acquiring Company by the Master Target LLC. Any written information furnished by the Acquiring Company with respect to the Acquiring Company or the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Company, on behalf of the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Acquiring Company, in each case relating to the Acquiring Fund, and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VIII and IX of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Fund, will not result in the violation of, Massachusetts law or any provision of the Acquiring Company’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Company, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party, on behalf of the Acquiring Fund, or by which the Acquiring Company, on behalf of the Acquiring Fund, is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Company, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Acquiring Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund as of September 30, 2016 and for the fiscal year then ended have been prepared in accordance with GAAP consistently applied and have been audited by [            ], and such statements (true and complete copies of which have been furnished to the Target Fund and the Master Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund as of September 30, 2016, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.3(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.3(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since September 30, 2016, there has not been (i) any pending or to the knowledge of the Acquiring Company threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Acquiring Company, on behalf of the Acquiring Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Company is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Acquiring Company, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Company, enforceable in accordance with its terms, and no other action or proceedings by the Acquiring Company, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).

(o) The information to be furnished by the Acquiring Company, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year in which the Reorganization occurs; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for its taxable year in which the Reorganization occurs.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, THE MASTER TARGET LLC, ON BEHALF OF THE MASTER TARGET FUND, AND THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 6.5, 8.2 and 8.5, each of the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENTS OF ASSETS AND LIABILITIES.

(a) The Master Target LLC, on behalf of the Master Target Fund, will prepare and deliver to the Target Fund at least five business days prior to the Closing Date a statement of the assets and the liabilities of the Master Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Master Target Fund are being correctly determined in accordance with the terms of this Agreement. The Master Target LLC, on behalf of the Master Target Fund, will deliver at the Closing (1) a statement of Master Target Fund Assets and Master Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Master Target Fund Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Master Target Fund Assets, and certified by the Treasurer or Assistant Treasurer of the Master Target LLC.

(b) At least five business days prior to the Closing Date, the Target Company, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund (1) a statement of the assets and the liabilities of the Target Fund as of such date and (2) the Master Target Fund statement delivered to the Target Fund pursuant to paragraph 5.2(a) for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Company, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Target Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, each of the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, shall make available to the Acquiring Company’s officers and agents all books and records of the Master Target Fund and the Target Fund, respectively, and the Acquiring Company, on behalf of the Acquiring Fund, shall make available to the Master Target LLC’s and the Target Company’s officers and agents all books and records of the Acquiring Company relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Master Target LLC, on behalf of the Master Target Fund, will terminate all agreements to which the Master Target LLC, on behalf of the Master Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Master Target Fund Stated Liabilities. The Target Company, on behalf of the Target Fund, will terminate all agreements to which the Target Company, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, (a) the Master Target LLC, on behalf of the Master Target Fund, covenants that it will, as and when reasonably requested by the Target Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Target Fund may reasonably deem necessary or desirable in order to vest in and confirm the Target Fund’s title to and possession of all the Master Target Fund Assets and otherwise to carry out the intent and purpose of this Agreement and (b) the Target Company, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Proxy Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Target Fund contemplated by paragraph 4.1(r), at the time of the meeting of the interestholders of the Master Target Fund contemplated by paragraph 4.2(r) and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the shareholders of the Target Fund to consider the approval of this Agreement (and to consider whether to instruct the Master Target Fund interestholders to approve this Agreement) and the transactions contemplated herein, including in the case of the Master Target Fund and the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transactions contemplated by this Agreement, namely the Funds Reorganization and the Liquidation, will qualify, respectively, as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code and as a distribution of the assets of the Master Target Fund that does not result in the recognition of income, gain or loss for U.S. federal income tax purposes.

Neither the Acquiring Fund (nor the Acquiring Company, on behalf of the Acquiring Fund), nor the Master Target Fund (nor the Master Target LLC, on behalf of the Master Target Fund) nor the Target Fund (nor the Target Company, on behalf of the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Funds Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or the Liquidation to qualify as a distribution of the assets of the Master Target Fund that does not result in the recognition of income, gain or loss for U.S. federal income tax purposes. At or prior to the Closing Date, the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund and the Target Company, on behalf of the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, U.S. federal income tax counsel to the Acquiring Fund, the Master Target Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.9 REASONABLE BEST EFFORTS. Each of the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Company shall furnish to the Acquiring Company, in such form as is reasonably satisfactory to the Acquiring Company, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 PROXY STATEMENT. (a) The Target Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement and (b) the Master Target LLC, on behalf of the Master Target Fund, agrees to mail or deliver to its respective interestholders of record entitled to vote at the special meeting of interestholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Combined Prospectus/Proxy Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY, ON BEHALF OF THE TARGET FUND

The obligations of the Target Company, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to (a) the performance by the Master Target LLC, on behalf of the Master Target Fund, of all the obligations to be performed by the Master Target Fund (or the Master Target LLC, on behalf of the Master Target Fund), pursuant to this Agreement on or before the Closing Date and (b) the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Company, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Master Target LLC, on behalf of the Master Target Fund, and of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board of Directors of the Target Company has approved this Agreement, with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Master Target Fund or the Acquiring Fund is currently contractually obligated to pay for services provided to the Master Target Fund or the Acquiring Fund, respectively, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

6.4 The Master Target LLC, on behalf of the Master Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Master Target Fund (other than this Agreement) and pursuant to which the Master Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Master Target Fund Stated Liabilities.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MASTER TARGET LLC, ON BEHALF OF THE MASTER TARGET FUND

The obligations of the Master Target LLC, on behalf of the Master Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to (a) the performance by the Target Company, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Target Company, on behalf of the Target Fund), pursuant to this Agreement on or before the Closing Date and (b) the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Acquiring Company, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, and of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Board of Trustees of the Master Target LLC has approved this Agreement, with respect to the Master Target Fund.

7.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Master Target Fund or the Acquiring Fund is currently contractually obligated to pay for services provided to the Master Target Fund or the Acquiring Fund, respectively, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VIII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Acquiring Company, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, of all the obligations to be performed by the Master Target Fund (or the Master Target LLC, on behalf of the Master Target Fund) and the Target Fund (or the Target Company, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

8.1 All representations, covenants and warranties of the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

8.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

8.3 The Board of Trustees of the Acquiring Company has approved this Agreement with respect to the Acquiring Fund.

8.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Master Target Fund is currently contractually obligated to pay for services provided to the Master Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

8.5 The Target Company, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE IX

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING

COMPANY, ON BEHALF OF THE ACQUIRING FUND, THE MASTER TARGET LLC,

ON BEHALF OF THE MASTER TARGET FUND AND THE TARGET COMPANY,

ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Company, the Target Fund, the Master Target LLC, the Master Target Fund, the Acquiring Company or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

9.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the Target Fund shareholders as of the Shareholder Meeting Record Date in accordance with the provisions of the Target Company’s articles of incorporation and bylaws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Master Target Fund and the Acquiring Fund in such form as shall be reasonably acceptable to the Master Target LLC and the Acquiring Company. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Master Target LLC, on behalf of the Master Target Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 9.1.

9.2 The shareholders of the Target Fund shall have instructed the interestholders of the Master Target Fund, by the requisite aggregate vote of the shareholders of the Target Fund as of the Interestholder Meeting Record Date in accordance with the provisions of the Target Fund’s articles of incorporation and bylaws, applicable Maryland law and the 1940 Act, to approve this Agreement and the transactions contemplated herein. Evidence of such instructions shall have been delivered to the Acquiring Fund in such form as shall be reasonably acceptable to the Acquiring Company. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Master Target LLC, on behalf of the Master Target Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 9.2.

9.3 This Agreement and the transactions contemplated herein, with respect to the Master Target Fund, shall have been approved by the requisite vote of the interestholders of the Master Target Fund as of the Interestholder Meeting Record Date in accordance with the provisions of the Master Target LLC’s limited liability company agreement and bylaws, applicable Delaware law and the 1940 Act. Evidence of such approval shall have been delivered to the Target Fund and the Acquiring Fund in such form as shall be reasonably acceptable to the Target Company and the Acquiring Company. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Master Target LLC, on behalf of the Master Target Fund, nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 9.3.

9.4 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

9.5 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund, the Master Target Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

9.6 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Company on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

9.7 As of the Closing Date, there shall be no pending litigation brought by any person against the Master Target Fund, the Target Fund, the Acquiring Fund, the Master Target LLC, the Target Company or the Acquiring Company or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.8 The Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund and the Target Company, on behalf of the Target Fund, each shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) pursuant to Treasury Regulation section 301.7701-3(b)(1), the Master Target Fund is disregarded as an entity separate and apart from the Target Fund and the assets and liabilities of the Master Target Fund will be treated as the assets and liabilities of the Target Fund for all U.S. federal income tax purposes and consequently, the distribution of the assets in the Master Target Fund in the Liquidation will not result in the recognition of any income, gain or loss for U.S. federal income tax purposes;

(b) the transfer of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities followed by the distribution of Acquiring Fund Shares to the Target Fund Shareholders in complete dissolution and liquidation of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(c) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(d) under Section 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely or as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(e) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(f) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(g) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(h) under Section 362(b) of the Code, the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(i) under Section 1223(2) of the Code, the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Target Company, the Master Target LLC and Acquiring Company will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund, nor the Master Target LLC, on behalf of the Master Target Fund, nor the Target Company, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 9.8.

The Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE X

EXPENSES

The Target Fund, the Master Target Fund and the Acquiring Fund (each for purposes of this Article X only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, as applicable. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Proxy Statement and any other proxy materials to be used in connection with the meeting of shareholders of the Target Fund or meeting of interestholders of the Master Target Fund to consider the Reorganization, expenses incurred in connection with the solicitation of proxies to be voted in connection with those meetings, and any other legal and auditing fees in connection with the foregoing, which expenses will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon methodology as appropriate, unless BlackRock Advisors, LLC (“BlackRock”) or one of its affiliates has agreed to bear the expenses of a particular Fund pursuant to a separate arrangement between BlackRock or one of its affiliates and such Fund.

ARTICLE XI

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund, agree that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

11.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XII

TERMINATION

12.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company, on behalf of the Acquiring Fund, the Master Target LLC, on behalf of the Master Target Fund, and the Target Company, on behalf of the Target Fund. In addition, the Acquiring Company, the Master Target LLC or the Target Company may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

12.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XIII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company, the Master Target LLC and the Target Company as specifically authorized by their Board of Trustees or Board of Directors, as applicable, provided, however, that, following the meeting of the Target Fund shareholders called by the Target Company pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 The names “Target Company” and “Directors of Target Company” refer respectively to the Target Company and the Directors, as directors but not individually or personally, acting from time to time under a Fourth Articles of Amendment and Restatement dated March 19, 2001, as further amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of the State of Maryland and at the principal office of the Target Company. Such Fourth Articles of Amendment and Restatement contains certain provisions limiting the liability of the Directors, shareholders, officers, employees and agents of the Target Company. The obligations of the Target Company created hereunder are not personally binding upon, nor shall resort be had to the property of, any of the Directors, shareholders, officers, employees or agents of the Target Company. In addition, only the Target Company property included in the series of the Target Company which incurs any liability shall be used to pay such liability.

14.6 The names “Acquiring Company” and “Trustees of Acquiring Company” refer respectively to the Acquiring Company and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988, as amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Acquiring Company. Such Declaration of Trust provides that no Trustee, shareholder, officer, employee or agent of the Acquiring Company shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Acquiring Company, but the “Trust Property” belonging to a Series of the Acquiring Company which incurs liability shall be liable.

ARTICLE XV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; to the Master Target Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 100 Bellevue Parkway, Wilmington, Delaware 19809, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund, the Master Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK SERIES, INC., ON BEHALF OF ITS SERIES, BLACKROCK SMALL CAP GROWTH FUND II

By:
Name:
Title:

BLACKROCK MASTER LLC, ON BEHALF OF ITS SERIES, BLACKROCK MASTER SMALL CAP GROWTH FUND

By:
Name:
Title:

BLACKROCK FUNDSSM, ON BEHALF OF ITS SERIES, BLACKROCK ADVANTAGE SMALL CAP GROWTH FUND

By:
Name:
Title:

BLACKROCK SERIES, INC.

BlackRock Small Cap Growth Fund II

BLACKROCK FUNDSSM

BlackRock Advantage Small Cap Growth Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2017

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of BlackRock Master Small Cap Growth Portfolio (the “Master Target Fund”), a series of BlackRock Master LLC (the “Master Target LLC”), BlackRock Small Cap Growth Fund II (the “Target Fund”), a series of BlackRock Series, Inc. (the “Target Corporation”), and BlackRock Advantage Small Cap Growth Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of BlackRock FundsSM (the “Acquiring Trust”).

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated April 28, 2017 (the “Combined Prospectus/Proxy Statement”).

As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all of the assets of the Master Target Fund to the Target Fund in exchange for (i) the assumption by the Target Fund of certain stated liabilities of the Master Target Fund and (ii) the surrender by the Target Fund of all its limited liability company interests in the Master Target Fund. The Master Target Fund would then be terminated. The Target Fund would then transfer substantially all of its assets, including the assets it acquired from the Master Target Fund, to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund. Target Fund shares would then be exchanged for shares of the Acquiring Fund and the Target Fund would be dissolved and terminated.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, or by calling [xxx-xxx-xxxx].

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

Page
Additional Information about BlackRock Small Cap Growth Fund II and BlackRock Advantage Small Cap Growth Fund	S-3
Financial Statements	S-3
Pro Forma Financial Statements (Unaudited)	S-3

ADDITIONAL INFORMATION ABOUT BLACKROCK SMALL CAP GROWTH FUND II AND

BLACKROCK ADVANTAGE SMALL CAP GROWTH FUND

For BlackRock Small Cap Growth Fund II: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock Small Cap Growth Fund II dated September 28, 2016, as supplemented (SEC Accession No. 0001193125-16-723672); the Annual Report for the fiscal year ended May 31, 2016, filed August 4, 2016 (SEC Accession No. 0001193125-16-671577); and the Semi-Annual Report to Shareholders for the period ended November 30, 2016, filed February 3, 2017 (SEC Accession No. 0001193125-17-030168), as filed with the Securities and Exchange Commission (the “SEC”).

For BlackRock Advantage Small Cap Growth Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of BlackRock Advantage Small Cap Growth Fund dated January 27, 2017 (SEC Accession No. 0001193125-17-021166); and the Annual Report for the fiscal year ended September 30, 2016, filed December 2, 2016 (SEC Accession No. 0001193125-16-783882), as filed with the SEC.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of BlackRock Small Cap Growth Fund II for the fiscal year ended May 31, 2016, (ii) the Semi-Annual Report to Shareholders of BlackRock Small Cap Growth Fund II for the period ended November 30, 2016, and (iii) the Annual Report to Shareholders of BlackRock Advantage Small Cap Growth Fund for the fiscal year ended September 30, 2016, each of which have been filed with the SEC. Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the reports of independent registered public accountants therein, are incorporated herein by reference.

Pro forma financial statements of BlackRock Small Cap Growth Fund II and BlackRock Advantage Small Cap Growth Fund are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund, the Master Target Fund and the Acquiring Fund. The proposal will result in an in-kind liquidation of the Master Target Fund into the Target Fund (the “Liquidation”), followed by the reorganization (the “Funds Reorganization”) of the Target Fund with the Acquiring Fund (the Liquidation and the Funds Reorganization, together, the “Reorganization”). These pro forma numbers have been estimated in good faith based on information regarding each Fund as of September 30, 2016.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Reports of the Target Fund and Master Target Fund dated May 31, 2016 and the Acquiring Fund dated September 30, 2016, and the Semi-Annual Reports of the Target Fund and Master Target Fund dated November 30, 2016, all of which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the period ended September 30, 2016 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund with the Acquiring Fund had been consummated at October 1, 2015. The Reorganization is intended to consolidate the Target Fund with a similar fund advised by the Investment Advisor.

The expenses, expenses caps and waivers listed below were in effect during the period October 1, 2015 to September 30, 2016.

The Target Corporation, on behalf of the Target Fund, has entered into an administration agreement (the “Target Fund Administration Agreement”) with BlackRock, as administrator (in such capacity, the “Administrator”). The Administrator receives for its services to the Target Fund monthly compensation at the annual rate of 0.20% of the average daily net assets the Target Fund. Effective June 15, 2016, the Administrator has contractually agreed to waive 0.14% of the administration fee payable by the Target Fund through September 30, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund. The Target Fund invests all of its investable assets in the Master Target Fund. Accordingly, the Target Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the Master Target Fund level. The Master Target LLC, on behalf of the Master Target Fund, has entered into a management agreement with BlackRock (the “Master Target Fund Management Agreement”). Pursuant to the Master Target Fund Management Agreement, BlackRock is responsible for the day-to-day management of the Master Target Fund’s portfolio. The Master Target Fund pays BlackRock a management fee, computed daily and payable monthly, which is based on the Fund’s average daily net assets and calculated as follows:

Average daily net assets of the Master Target Fund	Management Fee Rate
First $1 billion	0.70%
$1 billion to $3 billion	0.66%
$3 billion to $5 billion	0.63%
$5 billion to $10 billion	0.61%
Greater than $10 billion	0.60%

The Acquiring Trust, on behalf of the Acquiring Fund, has entered into a management agreement with BlackRock (the “Acquiring Fund Management Agreement,” and together with the Master Target Fund Management Agreement, the “Management Agreements” and each, a “Management Agreement”) under which BlackRock provides certain investment advisory, administrative and accounting services to the Acquiring Fund.

The Acquiring Fund pays BlackRock a management fee, computed daily and payable monthly, which was based on the Fund’s average daily net assets and calculated as follows:

Aggregate average daily net assets of the Acquiring Fund	Management Fee Rate
First $1 billion	0.550%
$1 billion to $2 billion	0.500%
$2 billion to $3 billion	0.475%
Greater than $3 billion	0.450%

The Acquiring Trust, on behalf of the Acquiring Fund, has also entered into an administration agreement with BlackRock as Administrator. The Administrator receives for its services to the Acquiring Fund monthly compensation at the following annual rate:

Aggregate average daily net assets of the Acquiring Fund	Administration Fee Rate
First $500 million	0.0425%
$500 million to $1 billion	0.0400%
$1 billion to $2 billion	0.0375%
$2 billion to $4 billion	0.0350%
$4 billion to $13 billion	0.0325%
Greater than $13 billion	0.0300%

In addition, the Administrator receives for its services to the Acquiring Fund monthly compensation at the annual rate of 0.020% of average daily net assets allocated to each class of shares of the Acquiring Fund.

BlackRock has contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of a Fund’s business, if any), of each share class of each Fund at the levels shown below. To achieve these contractual expense caps, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

Fund	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)[1]
Target Fund
Investor A	0.93%
Investor C	1.68%
Institutional	0.68%
Class R	1.18%

[1]

The contractual caps are in effect through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Target Corporation or by a vote of a majority of the outstanding voting securities of the Target Fund.

[2]	As a percentage of average daily net assets.

Acquiring Fund
Investor A	1.50%
Investor C	2.28%
Institutional	1.02%
Class R	1.72%
Service[3]	1.02%

[1]	Expired on January 31, 2016.
[2]	As a percentage of average daily net assets.
[3]	The Acquiring Fund also offers Service Shares. The Target Fund does not have Service Shares and no Service Shares will be issued in the Reorganization.

With respect to the Master Target Fund, BlackRock has contractually agreed to waive 0.16% of the management fee payable by the Master Target Fund through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master Target LLC or by a vote of a majority of the outstanding voting securities of the Master Target Fund.

Effective September 1, 2016, BlackRock voluntarily agreed to waive its management fee with respect to any portion of the Master Target Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, BlackRock did not waive such fees. On September 28, 2016, this waiver became contractual through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Master Target LLC or by a vote of a majority of the outstanding voting securities of the Master Target Fund.

With respect to the Acquiring Fund, effective September 1, 2016, BlackRock voluntarily agreed to waive its management fee with respect to any portion of the Acquiring Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. This voluntary waiver may be reduced or discontinued at any time without notice.

BlackRock has voluntarily agreed to waive its management fees by the amount of management fees each Fund pays to BlackRock indirectly through its investment in affiliated money market funds.

Effective December 1, 2016, the Acquiring Fund made changes to its management fee rate, expense caps and waivers which for purposes of these pro forma financials are assumed to be in place for the Combined Fund on October 1, 2015. The Combined Fund pays BlackRock a management fee, computed daily and payable monthly, which is based on the Combined Fund’s average daily net assets and calculated as follows:

Aggregate average daily net assets of the Acquiring Fund	Management Fee Rate
First $1 billion	0.45%
$1 billion to $3 billion	0.42%
$3 billion to $5 billion	0.41%
$5 billion to $10 billion	0.39%
Greater than $10 billion	0.38%

Fund	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)[1]
Combined Fund
Investor A	0.75%
Investor C	1.50%
Institutional	0.50%
Class R	1.00%
Service[3]	0.75%

[1]

The contractual caps are in effect through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Acquiring Trust or by a vote of a majority of the outstanding voting securities of the Combined Fund.

[2]	As a percentage of average daily net assets.
[3]	The Acquiring Fund also offers Service Shares. The Target Fund does not have Service Shares and no Service Shares will be issued in the Reorganization.

Other Service Providers

	(Target Fund/Master Target Fund)	(Acquiring Fund)
Distributor/Placement Agent	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109	The Bank of New York Mellon One Wall Street New York, New York 10286
Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	[ ] [ ] [ ]	[ ] [ ] [ ]
Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganization, the Acquiring Fund’s current service providers will serve the Combined Fund.

As of September 30, 2016, the net assets of (i) the Target Fund were $161,457,267 and (ii) the Acquiring Fund were $776,315,452. The net assets of the Combined Fund as of September 30, 2016 would have been $937,519,343 on a pro forma basis. In the Reorganization, the outstanding shares of the Target Fund will be exchanged for newly issued shares of the Acquiring Fund, with $0.001 par value per share (“Acquiring Fund Shares”). The aggregate net asset value immediately after the Reorganization of your Combined Fund shares will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization, less the direct costs of the Reorganization, as applicable. However, the number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund as of the close of trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. To the extent a share class of the Acquiring Fund is not currently active, you will receive shares with the same aggregate net asset value of your Target Fund shares immediately prior to the Reorganization.

The number of shares of each class assumed to be issued is equal to the net asset value of the shares of the Target Fund, as of September 30, 2016, divided by the net asset value per share of the corresponding class of shares of Acquiring Fund as of September 30, 2016. The pro forma number of shares outstanding, by class, for the Acquiring Fund consists of the following at September 30, 2016.

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional	27,318,442	2,797,916	30,116,358
Investor A	17,534,502	4,161,582	21,696,084
Investor C	2,667,390	3,616,717	6,284,107
Class R	†	1,799,438	1,799,438

†	Prior to the Reorganization, the Acquiring Fund had no Class R Shares outstanding.

On a pro forma basis for the twelve months ended September 30, 2016, the proposed Reorganization would result in an decrease of $1,186,442 in investment advisory fees, decrease of $240,616 in administration fees, decrease in other operating expenses (including custody, legal, accounting and audit fees) of $248,823 and an increase of $2,402,002 in waivers and reimbursements.

The following table represents the total net annual portfolio operating expenses for the Target Fund, including its share of the Master Target Fund’s allocated expenses and the Acquiring Fund as of September 30, 2016 and the Combined Fund as if the Reorganization was consummated on October 1, 2015.

Class of Shares	Target Fund	Acquiring Fund	Combined Fund
Institutional	1.23%	0.86%	0.50%
Investor A	1.46%	1.14%	0.75%
Investor C	2.34%	1.95%	1.50%
Class R	1.70%	N/A	1.00%
Service	N/A	1.13%	0.75%

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of September 30, 2016, all the securities held by the Master Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of the Master Target Fund acquired in the Reorganization other than in the ordinary course of business.

The Reorganization is expected to be tax free for U.S. federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders for U.S. federal income tax purposes as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: BlackRock or its affiliates will pay the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization. The Target Fund’s portion of the costs associated with the Reorganization will be paid by the Target Fund, of which all is expected to be borne by BlackRock or its affiliates through Fund waivers. The estimated expenses of the Reorganization are $339,107. The foregoing estimated expense will be borne by BlackRock or its affiliates directly or through waivers, as applicable, regardless of whether the Reorganization is consummated. The estimated expenses of the Reorganization attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund	Acquiring Fund
$250,607	$88,500

Undistributed Net Investment Income: If the Reorganization is approved by shareholders, then substantially all of the undistributed net investment income, if any, of each Fund is expected to be declared to such Fund’s shareholders prior to the Closing Date. As of September 30, 2016, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund	Acquiring Fund
$0	$253,376

APPENDIX

[Proxy Card Reverse]                                                  [FORM OF PROXY CARD]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTION:

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK SERIES, INC., ON BEHALF OF ITS SERIES BLACKROCK SMALL CAP GROWTH FUND II	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of BlackRock Small Cap Growth Fund II (the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), a Maryland corporation, hereby appoints John M. Perlowski and Jay M. Fife, or each of them, each with the power to appoint his substitute (i) as proxies for the undersigned, and hereby authorizes each of them to attend the special meeting of the shareholders of the Fund to be held at the offices of BlackRock Advisors, LLC, 1 University Square Drive, Princeton, New Jersey 08540-6455, on Friday, June 23, 2017 at 4:00 p.m. (Eastern time) (the “Fund Special Meeting”), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Special Meeting and otherwise to represent the undersigned at the Fund Special Meeting with all powers possessed by the undersigned if personally present at the Fund Special Meeting and (ii) to instruct the Fund to cast all votes of its interests of BlackRock Master Small Cap Growth Portfolio (the “Master Target Fund”), a series of BlackRock Master LLC (the “Master Target LLC”), a Delaware limited liability company, at the special meeting of the interestholders of the Master Target Fund to be held at the same time and place as the Fund Special Meeting (the “Master Target Fund Special Meeting” and, together with the Fund Special Meeting, the “Special Meeting”), and any adjournment or postponement thereof, that the Fund is entitled to cast as instructed by the undersigned below. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting.

You are not an interestholder of the Master Target Fund. However, as a shareholder of the Fund, which invests all of its investable assets in the Master Target Fund, you are being asked to provide instructions as to how the Fund should vote its interests of the Master Target Fund with respect to the proposal discussed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of BlackRock Small Cap Growth Fund II, a series of BlackRock Series, Inc.,

to Be Held on June 23, 2017.

The Notice of the Special Meeting and Combined Prospectus/Proxy Statement for this meeting is available at: [https://www.proxy-direct.com/blk-xxxxx]

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:           ∎

		FOR	AGAINST	ABSTAIN
1.	TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION (THE “REORGANIZATION AGREEMENT”), AND TO INSTRUCT THE MASTER FUND TO APPROVE THE REORGANIZATION AGREEMENT, PURSUANT TO WHICH, AS DETAILED IN THE REORGANIZATION AGREEMENT, (I) THE MASTER TARGET FUND WOULD TRANSFER SUBSTANTIALLY ALL OF ITS ASSETS TO THE FUND IN EXCHANGE FOR THE ASSUMPTION BY THE FUND OF CERTAIN STATED LIABILITIES OF THE MASTER TARGET FUND AND THE SURRENDER BY THE FUND OF ALL ITS LIMITED LIABILITY COMPANY INTERESTS IN THE MASTER TARGET FUND; (II) THE MASTER TARGET FUND WOULD THEN BE TERMINATED; AND (III) THE FUND WOULD THEN TRANSFER SUBSTANTIALLY ALL OF ITS ASSETS, INCLUDING THE ASSETS IT ACQUIRED FROM THE MASTER TARGET FUND, TO BLACKROCK ADVANTAGE SMALL CAP GROWTH FUND (THE “ACQUIRING FUND”), A SERIES OF BLACKROCK FUNDSSM, IN EXCHANGE FOR THE ASSUMPTION BY THE ACQUIRING FUND OF CERTAIN STATED LIABILITIES OF THE FUND AND NEWLY-ISSUED SHARES OF THE ACQUIRING FUND, WHICH SHARES WOULD THEN BE DISTRIBUTED BY THE FUND TO YOU ON A PRO RATA BASIS IN COMPLETE LIQUIDATION OF THE FUND.	☐	☐	☐

2.	TO TRANSACT SUCH OTHER BUSINESS AS PERMITTED BY APPLICABLE LAW AND AS MAY PROPERLY BE PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast (or the Fund is entitled to cast) as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

[CODE]

PART C

OTHER INFORMATION

Item 15.    Indemnification

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 679. Indemnification of Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement, Section 12 of the Transfer Agency Agreement and Section 9 of the Administration Agreement incorporated herein by reference to Exhibit 8(k) of Post-Effective Amendment No. 679.

Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 679 provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the Registrant’s Declaration of Trust, incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 679, also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 16.    Exhibits

1	Articles of Incorporation

(a)	Declaration of Trust of the Registrant dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File No. 33-26305) (the “Registration Statement”) filed on January 27, 1998.

(b)	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.

(c)	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.

(d)	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement filed on October 18, 1996.

(e)	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.

2	By-laws

(a)	Amended and Restated Code of Regulations of the Registrant, effective December 2008 is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.

3	Voting Trust Agreements

(a)	None.

4	Plan of Reorganization

(a)	Form of Agreement and Plan of Reorganization is included in Appendix II to the Combined Prospectus/Proxy Statement.

5	Instruments Defining Rights of Security Holders

(a)	Sections V, VIII and IX of Registrant’s Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998; Article II of Registrant’s Code of Regulations is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.

6	Investment Advisory Contracts.

(a)	Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC relating to existing Portfolios except Index Equity Portfolio is incorporated herein by reference to Exhibit 4(a) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.

(b)	Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 110 to Registrant’s Registration Statement filed on September 24, 2008.

(c)	Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 134 to Registrant’s Registration Statement filed on May 25, 2010.

(d)	Form of Addendum No. 4 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment No. 163 to Registrant’s Registration Statement filed on April 29, 2011.

(e)	Form of Addendum No. 6 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(e) of Post-Effective Amendment No. 186 to Registrant’s Registration Statement filed on September 29, 2011.

(f)	Form of Addendum No. 7 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.

(g)	Form of Addendum No. 8 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 282 to Registrant’s Registration Statement filed on March 13, 2013.

(h)	Form of Addendum No. 9 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.

(i)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock International, Ltd. with respect to the International Opportunities Portfolio is incorporated herein by reference to Exhibit 4(e) of Post-Effective Amendment No. 100 to Registrant’s Registration Statement filed on October 13, 2006.

(j)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Global Long/Short Credit Fund and BlackRock Commodity Strategies Fund is incorporated herein by reference to Exhibit 4(h) of Post-Effective Amendment No. 144 to Registrant’s Registration Statement filed on January 28, 2011.

(k)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Strategic Risk Allocation Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.

(l)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Hong Kong) Limited with respect to BlackRock Emerging Markets Dividend Fund (f/k/a BlackRock China Fund) and BlackRock Tactical Opportunities Fund (f/k/a BlackRock Managed Volatility Portfolio) is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 269 to Registrant’s Registration Statement filed on January 28, 2013.

(m)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited with respect to BlackRock Tactical Opportunities Fund (f/k/a BlackRock Managed Volatility Portfolio) is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 269 to Registrant’s Registration Statement filed on January 28, 2013.

(n)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Total Emerging Markets Fund (f/k/a BlackRock Emerging Market Allocation Portfolio) is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.

(o)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Asset Management North Asia Limited with respect to BlackRock Total Emerging Markets Fund (f/k/a BlackRock Emerging Market Allocation Portfolio) is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.

(p)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited with respect to BlackRock Total Emerging Markets Fund (f/k/a BlackRock Emerging Market Allocation Portfolio) is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.

(q)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Emerging Markets Dividend Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 308 to Registrant’s Registration Statement filed on August 16, 2013.

(r)	Form of Addendum No. 10 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 380 to Registrant’s Registration Statement filed on July 25, 2014.

(s)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and Sub-Advisors with respect to the BlackRock Multi-Manager Alternative Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 380 to Registrant’s Registration Statement filed on July 25, 2014.

(t)	Form of Addendum No. 11 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 412 to Registrant’s Registration Statement filed on December 2, 2014.

(u)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Macro Themes Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 412 to Registrant’s Registration Statement filed on December 2, 2014.

(v)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Real Estate Securities Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 450 to Registrant’s Registration Statement filed on April 29, 2015.

(w)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock (Singapore) Limited with respect to BlackRock Real Estate Securities Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 450 to Registrant’s Registration Statement filed on April 29, 2015.

(x)	Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to BlackRock Midcap Index Fund, BlackRock MSCI World Index Fund and BlackRock MSCI Asia ex Japan Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 454 to Registrant’s Registration Statement filed on May 13, 2015.

(y)	Appendix A to Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to BlackRock Midcap Index Fund, BlackRock MSCI World Index Fund and BlackRock MSCI Asia ex Japan Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 465 to Registrant’s Registration Statement filed on June 8, 2015.

(z)	Form of Addendum No. 12 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to BlackRock Alternative Capital Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 455 to Registrant’s Registration Statement filed on May 18, 2015.

(aa)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Alternative Capital Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 455 to Registrant’s Registration Statement filed on May 18, 2015.

(bb)	Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to BlackRock Midcap Index Fund, BlackRock MSCI World Index Fund, BlackRock MSCI Asia ex Japan Index Fund and BlackRock Developed Real Estate Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 473 to Registrant’s Registration Statement filed on August 12, 2015.

(cc)	Form of Addendum No. 2 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to BlackRock Midcap Index Fund, BlackRock MSCI World Index Fund, BlackRock MSCI Asia ex Japan Index Fund, BlackRock Developed Real Estate Index Fund and BlackRock Small/Mid Cap Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 474 to Registrant’s Registration Statement filed on August 12, 2015.

(dd)	Form of Addendum No. 3 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to BlackRock Midcap Index Fund, BlackRock MSCI World Index Fund, BlackRock MSCI Asia ex Japan Index Fund, BlackRock Developed Real Estate Index Fund, BlackRock Small/Mid Cap Index Fund and BlackRock Total Stock Market Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 475 to Registrant’s Registration Statement filed on August 12, 2015.

(ee)	Form of Addendum No. 13 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to BlackRock Impact U.S. Equity Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 486 to Registrant’s Registration Statement filed on October 5, 2015.

(ff)	Form of Addendum No. 5 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 491 to Registrant’s Registration Statement filed on November 24, 2015.

(gg)	Form of Amendment to Addendum No. 5 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 491 to Registrant’s Registration Statement filed on November 24, 2015.

(hh)	Form of Amended and Restated Addendum No. 10 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 491 to Registrant’s Registration Statement filed on November 24, 2015.

(ii)	Form of Addendum No. 4 with respect to BlackRock Short-Term Inflation-Protected Securities Index Fund to Investment Advisory Agreement for certain index funds between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 537 to Registrant’s Registration Statement filed on February 16, 2016.

(jj)	Form of Addendum No. 14 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC with respect to BlackRock Emerging Markets Equity Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 545 to Registrant’s Registration Statement filed on February 22, 2016

(kk)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Emerging Markets Equity Strategies Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 545 to Registrant’s Registration Statement filed on February 22, 2016.

(ll)	Form of Addendum No. 5 with respect to BlackRock Multifactor USA Index Fund, BlackRock Multifactor International Index Fund, BlackRock Min Vol USA Index Fund and BlackRock Min Vol EAFE Index Fund to Investment Advisory Agreement for certain index funds between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 590 to Registrant’s Registration Statement filed on July 12, 2016.

(mm)	Form of Addendum No. 15 to Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC with respect to BlackRock Impact Bond Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 602 to Registrant’s Registration Statement filed on August 23, 2016.

(nn)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Impact Bond Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 602 to Registrant’s Registration Statement filed on August 23, 2016.

(oo)	Form of Amendment to Addendum No. 6 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post Effective Amendment No. 620 to Registrant’s Registration Statement, filed on November 22, 2016.

(pp)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to BlackRock Global Long/Short Equity Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 620 to Registrant’s Registration Statement, filed on November 22, 2016.

(qq)	Form of Investment Advisory Agreement between the Registrant and BlackRock Fund Advisors with respect to BlackRock USA Momentum Factor Index Fund, BlackRock USA Quality Factor Index Fund, BlackRock USA Size Factor Index Fund and BlackRock USA Value Factor Index Fund is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 649 to Registrant’s Registration Statement filed on December 20, 2016.

(rr)	Form of Amendment No. 2 to Addendum No. 5 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 663 to Registrant’s Registration Statement filed on January 27, 2017.

(ss)	Form of Amendment to Addendum No. 9 to the Investment Advisory Agreement is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 679 to Registrant’s Registration Statement filed on February 28, 2017.

7	Underwriting Contracts

(a)	Form of Distribution Agreement between Registrant and BlackRock Investments, LLC (formerly BlackRock Investments, Inc.) is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on January 28, 2009.

(b)	Exhibit A to Distribution Agreement between Registrant and BlackRock Investments, LLC is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.

(c)	Form of Cooperation Agreement among the Registrant, on behalf of All-Cap Energy & Resources Portfolio, BlackRock Advisors, LLC and UBS AG is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 116 to Registrant’s Registration Statement filed on November 24, 2009.

8	Bonus or Profit Sharing Contracts

(a)	None

9	Custodian Agreements

(a)	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement filed on November 3, 2004.

(b)	Custody Agreement dated October 12, 2011 between BlackRock Funds and The Bank of New York Mellon is incorporated herein by reference to Exhibit 7(b) of Post-Effective Amendment No. 387 to Registrant’s Registration Statement filed on September 29, 2014.

(c)	Sub-Custodian Agreement dated April 27, 1992 among the Registrant, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.

(d)	Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on January 27, 1998.

(e)	Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 110 to Registrant’s Registration Statement filed on September 24, 2008.

(f)	Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.

(g)	Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on February 13, 1998.

(h)	Subcustodial Services Agreement dated October 1, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on January 28, 1997.

10	Rule 12b-1 and Rule 18f-3 Plans.

(a)	Form of Distribution and Service Plan for Institutional, Service, Investor A, Investor B, Investor C, Hilliard Lyons, R and BlackRock Shares is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement filed on January 28, 2009.

(b)	Form of Exhibit A to Distribution and Service Plan is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 259 to Registrant’s Registration Statement filed on December 21, 2012.

(c)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 14(a) of Post-Effective Amendment No. 521 to Registrant’s Registration Statement filed on December 28, 2015.

11	Legal Opinion

(a)	Opinion of [ ] as to the legality of the securities being registered to be filed by amendment.

12	Legal Opinion

(a)	Form of Opinion of [ ] supporting the tax matters and consequences to shareholders discussed in the Combined Prospectus/Proxy Statement to be filed by amendment.

13	Other Material Contracts

(a)	Form of Administration Agreement dated January 1, 2015 between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 148 to the Registration Statement on Form N-1A of BlackRock Funds II (File No. 333-142592), filed on January 28, 2015.

(b)	Form of Administration and Accounting Services Agreement dated June 25, 2010 between Registrant and BNY Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of BlackRock Capital Appreciation Fund, Inc. (File No. 33-47875), filed on January 28, 2013.

(c)	Form of Administrative Services Agreement dated December 29, 2000 between Registrant and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of BlackRock Focus Growth Fund, Inc. (formerly Merrill Lynch Focus Twenty Fund, Inc.) (File No. 333-89775), filed on March 20, 2001.

(d)	Form of Transfer Agency and Shareholder Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of BlackRock Series Fund, Inc. (File No. 2-69062), filed on April 18, 2014.

(e)	Share Acquisition Agreement dated April 29, 1998 by and among Registrant and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on April 29, 1998.

(f)	Form of Seventh Amended and Restated Expense Limitation Agreement by and between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(f) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of Funds For Institutions Series (File No. 33-14190), filed on August 26, 2015.

(g)	Form of Amended and Restated Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(g) of Post-Effective Amendment No. 450 to Registrant’s Registration Statement filed on April 29, 2015.

(h)	Form of Third Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of BlackRock Pacific Fund, Inc. (File No. 2-56978), filed on April 27, 2016.

(i)	Form of Third Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust (File No. 2-96581) filed on January 26, 2015.

(j)	Amendment No. 1 to the Third Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated by reference to Exhibit 8(e) to Post-Effective Amendment No. 22 of the Registration Statement on Form N-1A of BlackRock Long-Horizon Equity Fund (File No. 333-124372) filed on February 28, 2017.

(k)	Form of Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock Cayman Emerging Market Allocation Fund, Ltd. is incorporated by reference to an Exhibit of Post-Effective Amendment No. 295 to Registrant’s Registration Statement filed on May 16, 2013.

(l)	Form of Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock Cayman Multi-Manager Alternatives Fund Ltd. is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 380 to Registrant’s Registration Statement filed on July 25, 2014.

(m)	Form of Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock Cayman Macro Themes Fund, Ltd. is incorporated herein by reference to an Exhibit of Post-Effective Amendment No. 412 to Registrant’s Registration Statement filed on December 2, 2014.

(n)	Form of Master Advisory Fee Waiver Agreement between the Registrant, BlackRock Advisors, LLC and BlackRock Fund Advisors is incorporated herein by reference to Exhibit 8(h) of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of BlackRock EuroFund (File No. 33-04026), filed on October 27, 2016.

14	Consents

(a)	Consent of [ ], independent registered public accounting firm to be filed by amendment.

15	Omitted Financial Statements

(a)	None.

16	Power of Attorney.

(a)	Power of Attorney is filed herewith.

17	Additional Exhibits

(a)	None.

Item 17.    Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and the State of New York on the 29th day of March, 2017.

BLACKROCK FUNDSSM ON BEHALF OF BLACKROCK ADVANTAGE SMALL CAP GROWTH FUND (REGISTRANT)

By	/S/ JOHN M. PERLOWSKI
John M. Perlowski
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	March 29, 2017

/S/ NEAL J. ANDREWS (Neal J. Andrews)	Chief Financial Officer (Principal Financial and Accounting Officer)	March 29, 2017

SUSAN J. CARTER* (Susan J. Carter)	Trustee

COLLETTE CHILTON* (Collette Chilton)	Trustee

NEIL A. COTTY* (Neil A. Cotty)	Trustee

RODNEY D. JOHNSON* (Rodney D. Johnson)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

JOSEPH P. PLATT* (Joseph P. Platt)	Trustee

ROBERT C. ROBB, JR.* (Robert C. Robb, Jr.)	Trustee

MARK STALNECKER* (Mark Stalnecker)	Trustee

(Kenneth L. Urish)	Trustee

CLAIRE A. WALTON* (Claire A. Walton)	Trustee

Signature	Title	Date

FREDERICK W. WINTER* (Frederick W. Winter)	Trustee

BARBARA G. NOVICK* (Barbara G. Novick)	Trustee

*By:	/S/ BENJAMIN ARCHIBALD (Benjamin Archibald, Attorney-In-Fact)	March 29, 2017

EXHIBIT INDEX

Exhibits		Description

16(a)	—	Power of Attorney